                                             As filed pursuant to Rule 424(b)(3)
                                             under the Securities Act of 1933
                                             Registration No.  333-65953


                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                         VARIABLE ANNUITY ACCOUNT SEVEN
                 SUPPLEMENT TO THE POLARIS II A-CLASS PROSPECTUS
                                DATED MAY 1, 2003

THIS SUPPLEMENT REPLACES THE SUPPLEMENT DATED DECEMBER 2, 2002.
THE DATE OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO MAY 1, 2003.

THE FOLLOWING SUPPLEMENTS ANY DISCUSSION PERTAINING TO THE 1-YEAR FIXED ACCOUNT OPTION IN THE PROSPECTUS:

      If you purchase your contract on or after December 2, 2002, you may not allocate any Purchase Payments to or transfer into the one-year fixed account option. This restriction may not apply in certain states. Please check with your financial representative for availability.

THE FOLLOWING IS ADDED TO THE SECOND TO LAST PARAGRAPH UNDER DOLLAR COST
AVERAGING:

      If you purchase your contract on or after December 2, 2002 and you terminate your DCA program with money remaining in the DCA fixed accounts, we will transfer the remaining funds to the same target account(s) as previously designated by you, unless we receive different instructions from you.

THE NAMES OF THE FOLLOWING VARIABLE PORTFOLIOS HAVE BEEN CHANGED:

Federated Value Portfolio changed to Federated American Leaders Portfolio. MFS Growth & Income Portfolio changed to MFS Massachusetts Investors Trust Portfolio.
Putnam Growth Portfolio changed to Putnam Growth: Voyager Portfolio.

THE FOLLOWING REPLACES THE FEE TABLES AND EXAMPLES ON PAGES 5 - 8.

                                   FEE TABLES

The following describes the fees and expenses that you will pay at the time that you buy, transfer cash value between investment options or surrender the contract. If applicable, you may also be subject to state premium taxes.

MAXIMUM OWNER TRANSACTION EXPENSES

INVESTMENT AMOUNT (AS DEFINED IN SALES CHARGE SECTION)        SALES CHARGE AS A PERCENTAGE OF GROSS PURCHASE PAYMENT INVESTMENT*
------------------------------------------------------        ------------------------------------------------------------------
Less than $50,000                                             5.75%
$50,000 but less than $100,000                                4.75%
$100,000 but less than $250,000                               3.50%
$250,000 but less than $500,000                               2.50%
$500,000 but less than $1,000,000                             2.00%
$1,000,000 or more                                            0.50%**

* Your Gross Purchase Payment may qualify for a reduced sales charge. See EXPENSES section.

** A withdrawal charge of 0.50% applies to Gross Purchase Payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.

TRANSFER FEE       No charge for the first 15 transfers each contract year; thereafter, the fee is $25
                   ($10 in Pennsylvania and Texas) per transfer

The following describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying portfolio fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE            NONE

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Mortality and Expense Risk Fees                  1.37%
Distribution Expense Charge                      0.15%
Optional EstatePlus Fee(1)                       0.25%
Total Separate Account Annual Expenses           1.77%

(1) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.52%.

                               PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the underlying portfolios of the Trusts before any waivers or reimbursements. More detail concerning Trusts' fees and expenses is contained in the prospectus for each the Trusts. Please read them carefully before investing.

Total Annual Trust Operating Expenses                                                          Minimum        Maximum
-------------------------------------                                                          -------        -------
(expenses that are deducted from Trust assets, including management fees, 12b-1 fees, and
other expenses)                                                                                0.52%          1.53%

                                EXPENSE EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, separate account annual expenses, fees for optional features and fees and expenses of the underlying portfolio of the Trusts.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.77%, INCLUDING ESTATEPLUS AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.53%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Estate Plus (0.25%) feature:

                 1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                 ------                      -------                      -------                       --------
                  $826                       $1,345                        $1,890                        $3,368

(2) If you do not surrender your contract and you elect the optional Estate Plus (0.25%) feature:

                 1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                 ------                      -------                      -------                       --------
                  $826                       $1,346                        $1,890                        $3,368

(3)   If you annuitize your contract:

                 1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                 ------                      -------                      -------                       --------
                  $227                        $700                         $1,197                        $2,560

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.52% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

                1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                ------                      -------                      -------                       --------
                 $706                        $984                        $1,282                         $2,127

(2) If you do not surrender your contract and you do not elect any optional features:

                1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                ------                      -------                      -------                       --------
                 $706                        $984                        $1,282                         $2,127

(3)   If you annuitize your contract:

                1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                ------                      -------                      -------                       --------
                 $131                        $409                         $707                          $1,552

Date:  May 1, 2003

                Please keep this Supplement with your prospectus.


                                  Page 2 of 2

   THE TRUST PROSPECTUSES THAT ARE ATTACHED TO THIS PROSPECTUS ARE NO LONGER CURRENT. PLEASE REFER TO THE TRUST PROSPECTUSES DATED MAY 1, 2003 WHICH ARE
                           INCLUDED IN THIS PACKAGE.

                          [POLARIS(II) A - CLASS LOGO]

                                   PROSPECTUS

                               SEPTEMBER 30, 2002

Please read this prospectus carefully       FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                issued by
future reference. It contains               ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the                 in connection with
Polaris(II) A-Class Variable Annuity.       VARIABLE ANNUITY ACCOUNT SEVEN
                                            The annuity has 46 investment choices -- 7 fixed account options and 39
To learn more about the annuity             Variable Portfolios listed below. The 7 fixed account options include
offered by this prospectus, you can         specified periods of 1, 3, 5, 7 and 10 years and DCA accounts for 6-month
obtain a copy of the Statement of           and 1-year periods. The 39 Variable Portfolios are part of the American
Additional Information ("SAI") dated        Funds Insurance Series ("AFT"), the Anchor Series Trust ("AST"), the Lord
September 30, 2002. The SAI is on           Abbett Series Fund, Inc. ("LAT"), the SunAmerica Series Trust ("SST") and
file with the Securities and Exchange       the Van Kampen Life Investment Trust ("VKT").
Commission ("SEC") and is
incorporated by reference into this         STOCKS:
prospectus. The Table of Contents of          MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
the SAI appears on page 27 of this               - American Funds Global Growth Portfolio                           AFT
prospectus. For a free copy of the               - American Funds Growth Portfolio                                  AFT
SAI, call us at (800) 445-SUN2 or                - American Funds Growth-Income Portfolio                           AFT
write to us at our Annuity Service            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Center, P.O. Box 54299, Los Angeles,             - Alliance Growth Portfolio                                        SST
California 90054-0299.                           - Global Equities Portfolio                                        SST
                                                 - Growth-Income Portfolio                                          SST
In addition, the SEC maintains a              MANAGED BY DAVIS ADVISERS
website (http://www.sec.gov) that                - Davis Venture Value Portfolio                                    SST
contains the SAI, materials                      - Real Estate Portfolio                                            SST
incorporated by reference and other           MANAGED BY FEDERATED INVESTORS L.P.
information filed electronically with            - Federated Value Portfolio                                        SST
the SEC by Anchor National.                      - Telecom Utility Portfolio                                        SST
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
Annuities involve risks, including               - Goldman Sachs Research Portfolio                                 SST
possible loss of principal. Annuities         MANAGED BY LORD, ABBETT & CO.
are not a deposit or obligation of,              - Lord Abbett Series Fund, Inc. -- Growth and Income Portfolio     LAT
or guaranteed or endorsed by, any                - Lord Abbett Series Fund, Inc. -- Mid-Cap Value Portfolio         LAT
bank. They are not Federally insured          MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
by the Federal Deposit Insurance                 - MFS Growth and Income Portfolio                                  SST
Corporation, the Federal Reserve                 - MFS Mid-Cap Growth Portfolio                                     SST
Board or any other agency.                    MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.
                                                 - Emerging Markets Portfolio                                       SST
                                                 - International Growth and Income Portfolio                        SST
                                                 - Putnam Growth Portfolio                                          SST
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - Aggressive Growth Portfolio                                      SST
                                                 - Blue Chip Growth Portfolio                                       SST
                                                 - "Dogs" of Wall Street Portfolio                                  SST
                                                 - Growth Opportunities Portfolio                                   SST
                                              MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                 - International Diversified Equities Portfolio                     SST
                                                 - Technology Portfolio                                             SST
                                                 - Van Kampen LIT Comstock Portfolio,
                                                   Class II Shares                                                  VKT
                                                 - Van Kampen LIT Emerging Growth Portfolio,
                                                   Class II Shares                                                  VKT
                                                 - Van Kampen LIT Growth and Income Portfolio,
                                                   Class II Shares                                                  VKT
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                 - Capital Appreciation Portfolio                                   AST
                                                 - Growth Portfolio                                                 AST
                                            BALANCED:
                                              MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                 - American Funds Asset Allocation Portfolio                        AFT
                                              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                 - MFS Total Return Portfolio                                       SST
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - SunAmerica Balanced Portfolio                                    SST
                                              MANAGED BY WM ADVISORS, INC.
                                                 - Asset Allocation Portfolio                                       SST
                                            BONDS:
                                              MANAGED BY FEDERATED INVESTORS L.P.
                                                 - Corporate Bond Portfolio                                         SST
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                 - Global Bond Portfolio                                            SST
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - High-Yield Bond Portfolio                                        SST
                                              MANAGED BY VAN KAMPEN
                                                 - Worldwide High Income Portfolio                                  SST
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                 - Government & Quality Bond Portfolio                              AST
                                            CASH:
                                              MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                 - Cash Management Portfolio                                        SST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2003. To begin this process we officially changed the name in our state of domicile, Arizona. However, we continue to do business today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and we are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

Anchor National's Annual Report on Form 10-K/A for the year ended December 31, 2001 is incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, N.Y. 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

 ------------------------------------------------------------------
 ------------------------------------------------------------------
                         TABLE OF CONTENTS
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
   INDEMNIFICATION...........................................     2
 GLOSSARY....................................................     3
 HIGHLIGHTS..................................................     4
 FEE TABLES..................................................     5
       Owner Transaction Expenses............................     5
       Sales Charge..........................................     5
       Transfer Fee..........................................     5
       Contract Maintenance Fee..............................     5
       Annual Separate Account Expenses......................     5
       Optional EstatePlus Fee...............................     5
       Portfolio Expenses....................................     5
 EXAMPLES....................................................     7
 THE POLARIS(II) A-CLASS VARIABLE ANNUITY....................     8
 PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY...........     9
       Allocation of Purchase Payments.......................     9
       Accumulation Units....................................    10
       Free Look.............................................    10
 INVESTMENT OPTIONS..........................................    10
       Variable Portfolios...................................    10
           Anchor Series Trust...............................    10
           SunAmerica Series Trust...........................    10
           Lord Abbett Series Fund, Inc......................    11
           Van Kampen Life Investment Trust..................    11
           American Funds Insurance Series...................    11
       Fixed Account Options.................................    11
       Market Value Adjustment ("MVA").......................    12
       Transfers During the Accumulation Phase...............    12
       Dollar Cost Averaging.................................    13
       Asset Allocation Rebalancing Program..................    14
       Principal Advantage Program...........................    14
       Voting Rights.........................................    14
       Substitution..........................................    15
 ACCESS TO YOUR MONEY........................................    15
       Systematic Withdrawal Program.........................    15
       Minimum Contract Value................................    15
 DEATH BENEFIT...............................................    15
       Purchase Payment Accumulation Option..................    16
       Maximum Anniversary Option............................    16
       EstatePlus............................................    17
       Spousal Continuation..................................    17
 EXPENSES....................................................    18
       Insurance Charges.....................................    18
       Sales Charge..........................................    18
       Reducing Your Sales Charges...........................    19
       Letter of Intent......................................    19
       Rights of Accumulation................................    19
       Purchase Payments Subject to a Withdrawal Charge......    20
       Investment Charges....................................    20
       Transfer Fee..........................................    20
       Optional EstatePlus Fee...............................    20
       Premium Tax...........................................    20
       Income Taxes..........................................    21
       Reduction or Elimination of Charges and Expenses, and
         Additional Amounts Credited.........................    21
 INCOME OPTIONS..............................................    21
       Annuity Date..........................................    21
       Income Options........................................    21
       Fixed or Variable Income Payments.....................    22
       Income Payments.......................................    22
       Transfers During the Income Phase.....................    22
       Deferment of Payments.................................    22
       The Income Protector Feature..........................    22
 TAXES.......................................................    23
       Annuity Contracts in General..........................    23
       Tax Treatment of Distributions - Non-qualified
         Contracts...........................................    24
       Tax Treatment of Distributions - Qualified
         Contracts...........................................    24
       Minimum Distributions.................................    24
       Tax Treatment of Death Benefits.......................    25
       Contracts Owned by a Trust or Corporation.............    25
       Gifts, Pledges and/or Assignments of a Non-Qualified
         Contract............................................    25
       Diversification.......................................    25
 PERFORMANCE.................................................    25
 OTHER INFORMATION...........................................    26
       Anchor National.......................................    26
       The Separate Account..................................    26
       The General Account...................................    26
       Distribution of the Contract..........................    26
       Administration........................................    26
       Legal Proceedings.....................................    27
       Ownership.............................................    27
       Custodian.............................................    27
       Independent Accountants...............................    27
       Registration Statement................................    27
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
   INFORMATION...............................................    27
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")...............   B-1
 APPENDIX C -- DEATH BENEFITS FOLLOWING SPOUSAL
   CONTINUATION..............................................   C-1
 APPENDIX D -- PREMIUM TAXES.................................   D-1
 APPENDIX E -- HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE
   INCOME PROTECTOR FEATURE..................................   E-1
 ------------------------------------------------------------------
 ------------------------------------------------------------------
                              GLOSSARY
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 GROSS PURCHASE PAYMENTS - The money you give us to buy the
 contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").
 PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase
 Payments.
 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the American Funds Insurance Series, the Anchor
 Series Trust, the Lord Abbett Series Fund, Inc., the SunAmerica
 Series Trust and the Van Kampen Life Investment Trust
 collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the
 American Funds Insurance Series, the Anchor Series Trust, the Lord
 Abbett Series Fund, Inc., the SunAmerica Series Trust and the Van
 Kampen Life Investment Trust.

ALL FINANCIAL REPRESENTATIVES THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS
                     ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) A-Class Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charge we deducted. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. We deduct insurance charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. Please see the FEE TABLE, PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

ANCHOR NATIONAL OFFERS SEVERAL VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            OWNER TRANSACTION EXPENSES

  SALES CHARGE

                                               SALES CHARGE AS A
      INVESTMENT AMOUNT (AS DEFINED           PERCENTAGE OF GROSS
   IN SALES CHARGE SECTION ON PAGE 18)     PURCHASE PAYMENT INVESTED*
                                           --------------------------
--------------------------------
 Less than $50,000........................           5.75%
 $50,000 but less than $100,000...........           4.75%
 $100,000 but less than $250,000..........           3.50%
 $250,000 but less than $500,000..........           2.50%
 $500,000 but less than $1,000,000........           2.00%
 $1,000,000 or more.......................          0.50%**

 * Your Gross Purchase Payment may qualify for a reduced sales charge. SEE EXPENSES SECTION ON PAGE 19.
** A withdrawal charge of 0.50% applies to Gross Purchase Payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.

 TRANSFER FEE.......................... No charge for first 15 transfers each year; thereafter, fee is $25
                                        ($10 in Pennsylvania and Texas)
                                        per transfer

  CONTRACT MAINTENANCE FEE . . . . . . . . . . . . . . . . . . .            None
  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

  Mortality and Expense Risk Charge.........................  0.70%
  Distribution Expense Charge...............................  0.15%
                                                              -----
     TOTAL SEPARATE ACCOUNT EXPENSES........................  0.85%
                                                              =====

 OPTIONAL ESTATEPLUS FEE
 (ESTATEPLUS, AN ENHANCED DEATH BENEFIT FEATURE, IS OPTIONAL AND IF ELECTED, THE FEE IS AN ANNUALIZED CHARGE THAT IS DEDUCTED DAILY.)

  Fee as a percentage of your daily net asset value.......  0.25%
                                                            -----

                               PORTFOLIO EXPENSES
                              ANCHOR SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                             0.70%           0.05%            0.75%
-----------------------------------------------------------------------------------------------------------
Gov't & Quality Bond                                             0.58%           0.06%            0.64%
-----------------------------------------------------------------------------------------------------------
Growth                                                           0.67%           0.05%            0.72%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                0.68%           0.07%            0.75%
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                  0.60%           0.05%            0.65%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                 0.59%           0.07%            0.66%
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                              0.70%           0.15%            0.85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                  0.48%           0.04%            0.52%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                   0.60%           0.07%            0.67%
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                              0.71%           0.05%            0.76%
-----------------------------------------------------------------------------------------------------------
Dogs of Wall Street                                              0.60%           0.11%            0.71%
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                                 1.25%           0.28%            1.53%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                  0.69%           0.07%            0.76%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                      0.68%           0.13%            0.81%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                  0.72%           0.15%            0.87%
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                                        1.20%           0.15%            1.35%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                    0.53%           0.05%            0.58%
-----------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                                          0.75%           0.25%            1.00%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                  0.63%           0.08%            0.71%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%           0.23%            1.23%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  0.95%           0.25%            1.20%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income                                            0.70%           0.08%            0.78%
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                               0.75%           0.07%            0.82%
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                                 0.66%           0.07%            0.73%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                    0.77%           0.05%            0.82%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                      0.80%           0.12%            0.92%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                              0.60%           0.06%            0.66%
-----------------------------------------------------------------------------------------------------------
Technology                                                       1.20%           0.25%            1.45%
-----------------------------------------------------------------------------------------------------------
Telecom Utility(2)                                               0.75%           0.10%            0.85%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income(2)                                         1.00%           0.11%            1.11%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

 (1) For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.16%; Goldman Sachs Research 1.49%; and Growth Opportunities 1.19%.
 (2) Gross of custody credits of 0.01%.

                        VAN KAMPEN LIFE INVESTMENT TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                                               SERVICE                         TOTAL
                                                              MANAGEMENT       (12b-1)        OTHER           ANNUAL
PORTFOLIO                                                         FEE            FEE        EXPENSES         EXPENSES
---------                                                     -----------      -------      ---------      -------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock(1)..................................     0.60%          0.25%         0.21%            1.06%
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth(2)...........................     0.70%          0.25%         0.06%            1.01%
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income(3).........................     0.60%          0.25%         0.15%            1.00%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

   (1) Van Kampen Life Investment Trust Comstock Portfolio, Class II Shares
   (2) Van Kampen Life Investment Trust Emerging Growth Portfolio, Class II
       Shares
   (3) Van Kampen Life Investment Trust Growth and Income Portfolio, Class II Shares

                         LORD ABBETT SERIES FUND, INC.
(AS A PERCENTAGE OF NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES FOR THE
                  TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                                                                  TOTAL
                                                              MANAGEMENT         OTHER           ANNUAL
PORTFOLIO                                                         FEE          EXPENSES         EXPENSES
---------                                                     -----------      ---------      -------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Growth and Income*..........     0.50%           0.47%            0.97%
-----------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. - Mid-Cap Value*..............     0.75%           0.35%            1.10%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

   * The Growth and Income and Mid-Cap Value Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other Expenses". The information in the chart above relating to the Mid-Cap Value Portfolio has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord, Abbett & Co. (Lord Abbett) voluntarily waived a portion of its management fees of 0.75% of average daily net assets of the Mid-Cap Value Portfolio and subsidized a portion of the Mid-Cap Value Portfolio's expenses to the extent necessary to maintain the Portfolio's "Other Expenses" at an aggregate of 0.35% of its average daily net assets. Absent any waivers and reimbursements the total annual gross fund expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value Portfolio's expenses to the extent necessary to maintain the Portfolio's "Other Expenses" at an aggregate of 0.35% of its average daily net assets.

                        AMERICAN FUNDS INSURANCE SERIES
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED DECEMBER 31, 2001)

                                                                               SERVICE                      TOTAL
                                                              MANAGEMENT       (12B-1)         OTHER       ANNUAL
PORTFOLIO                                                         FEE            FEE         EXPENSES     EXPENSES
---------                                                     -----------      --------      ---------    ---------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation+............................     0.43%           0.25%         0.02%        0.70%
-------------------------------------------------------------------------------------------------------------------
American Funds Global Growth+...............................     0.66%           0.25%         0.04%        0.95%
-------------------------------------------------------------------------------------------------------------------
American Funds Growth+......................................     0.37%           0.25%         0.01%        0.63%
-------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income+...............................     0.33%           0.25%         0.02%        0.60%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

   + Separate investment of American Funds Insurance Series, Class 2 Shares.

     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets and a sales charge of 5.75% as well as investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable. At the 5.75% sales charge level, we do not deduct any additional fees or charges when you surrender your contract.*

(a) If you elect the optional EstatePlus benefit.

(b) If you do not elect the optional EstatePlus benefit.

                                                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                           (a) $76    (a) $113    (a) $153    (a) $263
                                                               (b) $73    (b) $106    (b) $140    (b) $237
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                                    (a) $75    (a) $110    (a) $147    (a) $252
                                                               (b) $72    (b) $102    (b) $135    (b) $226
-----------------------------------------------------------------------------------------------------------
Growth                                                         (a) $75    (a) $112    (a) $151    (a) $260
                                                               (b) $73    (b) $105    (b) $139    (b) $235
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                              (a) $76    (a) $113    (a) $153    (a) $263
                                                               (b) $73    (b) $106    (b) $140    (b) $237
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                (a) $75    (a) $110    (a) $148    (a) $253
                                                               (b) $72    (b) $103    (b) $135    (b) $227
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                               (a) $75    (a) $110    (a) $148    (a) $254
                                                               (b) $72    (b) $103    (b) $136    (b) $228
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth                                               (a) $77    (a) $116    (a) $157    (a) $273
                                                               (b) $74    (b) $109    (b) $145    (b) $248
-----------------------------------------------------------------------------------------------------------
Cash Management                                                (a) $74    (a) $106    (a) $141    (a) $239
                                                               (b) $71    (b) $ 99    (b) $129    (b) $213
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                 (a) $75    (a) $111    (a) $149    (a) $255
                                                               (b) $73    (b) $103    (b) $136    (b) $229
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                            (a) $76    (a) $113    (a) $153    (a) $264
                                                               (b) $73    (b) $106    (b) $141    (b) $238
-----------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                          (a) $75    (a) $112    (a) $151    (a) $259
                                                               (b) $73    (b) $104    (b) $138    (b) $233
-----------------------------------------------------------------------------------------------------------
Emerging Market                                                (a) $83    (a) $135    (a) $190    (a) $338
                                                               (b) $81    (b) $128    (b) $178    (b) $315
-----------------------------------------------------------------------------------------------------------
Federated Value                                                (a) $76    (a) $113    (a) $153    (a) $264
                                                               (b) $73    (b) $106    (b) $141    (b) $238
-----------------------------------------------------------------------------------------------------------
Global Bond                                                    (a) $76    (a) $115    (a) $155    (a) $269
                                                               (b) $74    (b) $107    (b) $143    (b) $244
-----------------------------------------------------------------------------------------------------------
Global Equities                                                (a) $77    (a) $116    (a) $158    (a) $275
                                                               (b) $74    (b) $109    (b) $146    (b) $250
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                         (a) $82    (a) $130    (a) $181    (a) $321
                                                               (b) $79    (b) $123    (b) $169    (b) $297
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                  (a) $74    (a) $108    (a) $144    (a) $246
                                                               (b) $72    (b) $101    (b) $132    (b) $220
-----------------------------------------------------------------------------------------------------------
Growth Opportunities                                           (a) $78    (a) $120    (a) $165    (a) $288
                                                               (b) $76    (b) $113    (b) $153    (b) $263
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                (a) $75    (a) $112    (a) $151    (a) $259
                                                               (b) $73    (b) $104    (b) $138    (b) $233
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                             (a) $80    (a) $127    (a) $176    (a) $310
                                                               (b) $78    (b) $120    (b) $164    (b) $286
-----------------------------------------------------------------------------------------------------------
International Growth & Income                                  (a) $80    (a) $126    (a) $174    (a) $307
                                                               (b) $78    (b) $119    (b) $162    (b) $283
-----------------------------------------------------------------------------------------------------------
MFS Growth & Income                                            (a) $76    (a) $114    (a) $154    (a) $266
                                                               (b) $74    (b) $107    (b) $142    (b) $240
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap                                                    (a) $76    (a) $115    (a) $156    (a) $270
                                                               (b) $74    (b) $108    (b) $144    (b) $245
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                               (a) $76    (a) $112    (a) $152    (a) $261
                                                               (b) $73    (b) $105    (b) $139    (b) $235
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                  (a) $76    (a) $115    (a) $156    (a) $270
                                                               (b) $74    (b) $108    (b) $144    (b) $245
-----------------------------------------------------------------------------------------------------------
Real Estate                                                    (a) $77    (a) $118    (a) $161    (a) $280
                                                               (b) $75    (b) $111    (b) $149    (b) $255
-----------------------------------------------------------------------------------------------------------

                                                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                            (a) $75    (a) $110    (a) $148    (a) $254
                                                               (b) $72    (b) $103    (b) $136    (b) $228
-----------------------------------------------------------------------------------------------------------
Technology                                                     (a) $83    (a) $133    (a) $186    (a) $331
                                                               (b) $80    (b) $126    (b) $174    (b) $307
-----------------------------------------------------------------------------------------------------------
Telecom Utility                                                (a) $77    (a) $116    (a) $157    (a) $273
                                                               (b) $74    (b) $109    (b) $145    (b) $248
-----------------------------------------------------------------------------------------------------------
Worldwide High Income                                          (a) $79    (a) $123    (a) $170    (a) $298
                                                               (b) $77    (b) $116    (b) $158    (b) $274
-----------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- Growth and Income             (a) $78    (a) $119    (a) $163    (a) $285
                                                               (b) $75    (b) $112    (b) $151    (b) $260
-----------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc. -- MidCap Value                  (a) $79    (a) $123    (a) $169    (a) $297
                                                               (b) $77    (b) $116    (b) $157    (b) $273
-----------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares                       (a) $79    (a) $122    (a) $168    (a) $293
                                                               (b) $76    (b) $115    (b) $155    (b) $269
-----------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares                (a) $78    (a) $120    (a) $165    (a) $289
                                                               (b) $76    (b) $113    (b) $153    (b) $264
-----------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares              (a) $78    (a) $120    (a) $165    (a) $288
                                                               (b) $76    (b) $113    (b) $153    (b) $263
-----------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                                (a) $75    (a) $111    (a) $150    (a) $258
                                                               (b) $73    (b) $104    (b) $138    (b) $232
-----------------------------------------------------------------------------------------------------------
American Funds Global Growth                                   (a) $78    (a) $119    (a) $162    (a) $283
                                                               (b) $75    (b) $111    (b) $150    (b) $258
-----------------------------------------------------------------------------------------------------------
American Funds Growth                                          (a) $75    (a) $109    (a) $147    (a) $251
                                                               (b) $72    (b) $102    (b) $134    (b) $225
-----------------------------------------------------------------------------------------------------------
American Funds Growth-Income                                   (a) $74    (a) $109    (a) $145    (a) $248
                                                               (b) $72    (b) $101    (b) $133    (b) $222
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

* We do not currently charge a withdrawal charge upon annuitization, unless the contract is annuitized using the Income Protector feature. We assess any applicable withdrawal charge upon annuitization under the Income Protector feature assuming a full surrender of your contract.

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represented both fees at the separate account (contract) level as well as portfolio company investment management fees. Additional information on the portfolio company fees can be found in the Trust prospectuses located behind this prospectus.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets: Blue Chip Growth 0.85%; Goldman Sachs Research 1.35%; Growth Opportunities 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume an Insurance Charge of 0.85% and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  THE HISTORICAL ACCUMULATION VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                    THE POLARIS(II) A-CLASS VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss your purchase decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in portfolios which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 39 Variable Portfolios.

The contract also offers seven fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 10.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the Polaris(II) A-Class Variable Annuity. When you purchase a Polaris(II) A-Class Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                        PURCHASING A POLARIS(II) A-CLASS
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 23.

-----------------------------------------------------------
                       Minimum Initial        Minimum
                        Gross Purchase    Subsequent Gross
                           Payment        Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by Anchor National to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

We may refuse any Gross Purchase Payment. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older. You may not elect Estate Plus if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 10.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account funding the Polaris(II) A-Class variable annuity. We base the number of Accumulation Units you receive on the value of the Variable Portfolio as of the day we receive your money, if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. Determining the total value of money invested in a particular Variable Portfolio;

     2. Subtracting from that amount all applicable insurance charges; and

     3. Dividing this amount by the number of outstanding Accumulation Units at the end of the given NYSE business day.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Global Bond Portfolio. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request, plus the sales charge we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payment; or
(2) the value of your contract plus the sales charge we deducted. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by Anchor National or one of its affiliates, for a newer product with more current features and benefits, also issued by Anchor National or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 39 Variable Portfolios. These Variable Portfolios invest in shares of the American Funds Insurance Series, the Anchor Series Trust, the SunAmerica Series Trust, Lord Abbett Series Fund, Inc. and the Van Kampen Life Investment Trust (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly-owned subsidiary of AIG, is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and other affiliated/unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SST") has investment portfolios in addition to those listed below which are not available for investment under the contract.

     LORD ABBETT SERIES FUND, INC.

Lord Abbett & Co. provides investment advice for the Lord Abbett Series Fund, Inc. portfolios. Lord Abbett Series Fund, Inc. ("LAT") has investment portfolios in addition to those listed below that are not available for investment under the contract.

     VAN KAMPEN LIFE INVESTMENT TRUST

Van Kampen Asset Management Inc. provides investment advice for the Van Kampen Life Investment Trust ("VKT") portfolios. Van Kampen Life Investment Trust has investment portfolios in addition to those listed here which are not available for investment under the contract.

     AMERICAN FUNDS INSURANCE SERIES

Capital Research and Management Company provides investment advice for the American Funds Insurance Series ("AFT") portfolios. American Funds Insurance Series has investment portfolios in addition to those listed here that are not available for investment under the contract.

STOCKS:
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                               AFT
      - American Funds Growth Portfolio                                      AFT
      - American Funds Growth-Income Portfolio                               AFT
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY DAVIS ADVISERS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED INVESTORS L.P.
      - Federated Value Portfolio                                            SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY LORD ABBETT & CO.
      - Lord Abbett Series Fund, Inc. -- Growth and Income Portfolio         LAT
      - Lord Abbett Series Fund, Inc. -- Mid-Cap Value                       LAT
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Growth & Income Portfolio                                        SST
      - MFS Mid-Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.
      - Emerging Markets Portfolio                                           SST
      - International Growth & Income Portfolio                              SST
      - Putnam Growth Portfolio                                              SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio                                      SST
      - Growth Opportunities Portfolio                                       SST
 MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
      - Van Kampen LIT Comstock Portfolio, Class II Shares                   VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
BALANCED:
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Asset Allocation Portfolio                            AFT
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
      - SunAmerica Balanced Portfolio                                        SST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                           SST
BONDS:
  MANAGED BY FEDERATED INVESTORS L.P.
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Bond Portfolio                                  AST
CASH:

  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call guarantee periods. Additionally, we guarantee the interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on DOLLAR COST AVERAGING ON PAGE 13 for additional information about, including limitations on, and the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments. Only the 1-year fixed account, 6-month DCA fixed account and 1-year DCA fixed account options are available in Maryland, Oregon and Washington states.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).

There are three scenarios in which you may put money into the fixed account options other than the DCA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - Current Rate: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - Renewal Rate: Rate credited to money transferred from a fixed account or a Variable Portfolio into a fixed account and to money remaining in a fixed account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or Variable Portfolio, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. See DOLLAR COST AVERAGING ON PAGE 13 for more information.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.

If you take money out of the 3, 5, 7 or 10-year fixed account options before the end of the guarantee period, we make market value adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

Anchor National does not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;
     - If a withdrawal is made to pay contract charges;
     - Upon payment of a death benefit; or
     - Upon annuitization, if occurring on the latest Annuity Date.

APPENDIX B shows how we calculate the MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone subject to our rules. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone or internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. mail, telephone, facsimile or internet. Any transfer requests in excess of 15 transfers per contract each contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Trade requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"), or if received later, on the next business day. This policy will apply beginning October 1, 2002 through your next contract anniversary and then during each contract anniversary thereafter.

Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing will not count towards Our calculation of when you have exceeded the 15 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging Transfers do count towards the 15 free transfers for purposes of determining when we will begin charging you for trades over 15. (See Dollar Cost Averaging below.)

Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

     - the dollar amount of the transfer;
     - the total assets of the Variable Portfolio involved in the transfer;
     - the number of transfers completed in the current calendar quarter; or
     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 21.

We reserve the right to modify, suspend, waive or terminate these transfer provision/restrictions at any time.

DOLLAR COST AVERAGING

The DCA program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. When you allocate a Purchase Payment into a DCA fixed account, your money is transferred into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on:

     - the total amount of money allocated to the account; and

     - the frequency of transfers selected.

For example, if you allocate $1,000 to the 1-year DCA fixed account and you select monthly transfers, we completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit nor guarantee against a loss. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option after we deduct sales charges. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 21.

We deduct a MVA if a partial withdrawal comes from the 3, 5, 7 or 10-year fixed account prior to the end of the guarantee period. Additionally, a withdrawal charge may apply in limited circumstances. If you withdraw your entire contract value, we also deduct premium taxes if applicable. SEE EXPENSES ON PAGE 18.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 23.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in your contract is at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and a MVA may apply. SEE EXPENSES ON PAGE 18.

We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 21.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income option payments must begin within one year of your death.

If the Beneficiary is the spouse of the deceased original owner, he or she can elect to continue the contract. SEE SPOUSAL CONTINUATION ON PAGE 17.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The information below describes the death benefits on contracts issued on or after October 24, 2001:

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION
The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     4. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

The Purchase Payment Accumulation option may not be available to Washington state policyowners. Please check with your financial advisor for availability.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS

EstatePlus is an optional benefit that, if selected, may increase your death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or Maximum Anniversary options. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage.

The table below provides the details if you were age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthday at the time we issue your contract the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Net
 Years                                  Purchase Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5(th) contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a .25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not available after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS ON PAGE 21.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon the spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations, except as explained in Appendix C.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the sales, insurance or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 0.85% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. There is no insurance charge deducted from amounts allocated to the fixed account options.

The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

OTHER REVENUE

We may receive compensation of up to 0.25% from the investment advisers of certain of the underlying investments of the Trusts for services related to the availability of those underlying investments in the Contract.

SALES CHARGE

We may apply an up-front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.

Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:

     1. The sum of:

        (a) the Gross Purchase Payment amount;

        (b) the current contract value of this contract; and

        (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section on page 19; or

     2. The amount, if any, you agree to contribute to this contract and your eligible related contracts over a 13-month period as designated by you in a Letter of Intent (described below).

A list of eligible related contracts and mutual funds can be obtained from your investment representative.


------------------------------------------------------------
                                     SALES CHARGE AS A
                                PERCENTAGE OF GROSS PURCHASE
       INVESTMENT AMOUNT              PAYMENT INVESTED
------------------------------------------------------------
  Less than $ 50,000                       5.75%
  $ 50,000 - $ 99,999                      4.75%
  $100,000 - $249,999                      3.50%
  $250,000 - $499,999                      2.50%
  $500,000 - $999,999                      2.00%
  $1,000,000 or more                       0.50%*
------------------------------------------------------------

* Additionally, a withdrawal charge of 0.50% applies to gross purchase payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal. SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE ON PAGE 20.

We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.

REDUCING YOUR SALES CHARGES

Our Letter of Intent and Rights of Accumulation features allow you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.

Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisors utilizing fee based services. SEE REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED ON PAGE 21.

LETTER OF INTENT

The Letter of Intent feature lets you establish an investment goal up-front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.


Gross Purchase Payments made to your Polaris(II) A-Class contract and Purchase Payments made to any eligible related contract count towards your investment goal. Additionally, Gross Purchase Payments made to your Polaris(II) A-Class contract and Purchase Payments made to any eligible related contract within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your Polaris(II) A-Class contract) may count towards meeting your investment goal. If you use prior Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Purchase Payment. If you wish to use prior Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for each Gross Purchase Payment would have been 5.75%.

You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial advisor or our Annuity Service Center.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your Polaris(II) A-Class contract and purchase payments made to any eligible related contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal or Rights of Accumulation privileges. The charges are deducted from your investment options in the same proportion as their values are to your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.

The Letter of Intent feature may not be available in all states. Please contact your investment representative regarding the availability of this feature in your state.

We reserve the right to modify, suspend or terminate this program at any time.

RIGHTS OF ACCUMULATION

You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.

In order to use Rights of Accumulation to reduce your sales charge using contracts other than your Polaris(II) A-Class contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment; (2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.

For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.

     EXAMPLE:

     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.

Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding the availability of this feature in your state.

We reserve the right to modify, suspend or terminate this program at any time.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment qualifying for a sales charge of 0.50% (that is, your investment amount is $1,000,000 or more) remains subject to a withdrawal charge of 0.50%. The withdrawal charge applies to such Gross Purchase Payment or any portion of it withdrawn if invested less than 12 months prior to such withdrawal.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract, we deduct any applicable sales charge from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector program. If you elect to receive income payments using the Income Protector program, we assess any applicable withdrawal charge when calculating your Income Benefit Base. SEE INCOME OPTIONS ON PAGE 21.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 23.

INVESTMENT CHARGES

     INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The FEE TABLES on page 5 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts which are attached.

     12b-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class 1 and 2 shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST's Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Charges, refer to the prospectuses for the American Funds Insurance Series, Anchor Series Trust, SunAmerica Series Trust, Lord Abbett Series Fund, Inc. and/or Van Kampen Life Investment Trust.

TRANSFER FEE

We currently permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 10.

OPTIONAL ESTATEPLUS FEE

Please see page 17 of this Prospectus for additional information regarding the EstatePlus Fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX D provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

In addition, financial planners, institutions, broker-dealer representatives or registered investment advisors utilizing the contract in fee-based investment products pursuant to an agreement with the Distributor, may purchase a version of Polaris(II) A-Class without incurring a front-end and/or contingent deferred sales load.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot access your money through a withdrawal or surrender.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later (latest Annuity Date). If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 23.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3, for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period, ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. Any applicable withdrawal charges will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

For more information regarding Income Options using the Income Protector feature, please see below.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable unless otherwise elected. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The Income Protector is a standard feature of your contract. There is no additional charge associated with this feature. This feature may not be available in your state. Check with your financial advisor regarding availability.

We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive income payments using the Income Protector feature upon a calculation we call the income benefit base.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.

The contract anniversary prior to your election to begin receiving income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus (b) where:

     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.

To arrive at the minimum guaranteed retirement income available to you we apply to your final income benefit base the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive that income annually, semi-annually quarterly or monthly for the time guaranteed under your selected income option. The income options available when using the income protector feature to receive your retirement income are:

     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your income benefit base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount. You are not required to use the Income Protector feature to receive income payments.

If a Spousal Beneficiary elects to continue the contract upon the death of the original owner, the Income Protector feature will continue. The Continuation Contribution is not a purchase payment and therefore will not impact the income benefit base calculation. The waiting period before electing to use the Income Protector feature will be counted from the original issue date of the contract.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.

You may wish to consult your tax advisor for information concerning your particular circumstances. SEE APPENDIX E FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

----------------------------------------------------------------
----------------------------------------------------------------
                                     TAXES
----------------------------------------------------------------
----------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS --
NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS --
QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                                  PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the particular variable portfolio was incepted through the separate account, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch IBCA Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                               OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., and the SunAmerica Financial Network, Inc. (comprising six wholly-owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Seven ("separate account"), under Arizona law on August 28, 1998. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National. Assets in the separate account are not guaranteed by Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

Registered representatives of broker-dealers sell the contract. We pay commissions to these representatives for the sale of the contracts. We do not expect the total commissions to exceed 5.00% of your Gross Purchase Payments. We may also pay a bonus to representatives for contracts which stay active for a particular period of time, in addition to standard commissions. The sales charges on your contract cover the cost of commissions we pay to the representative.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell, or are expected to sell, the contract or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, with the potential exception of McMurdie, et al. v. SunAmerica Inc., et al, Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. This lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

OWNERSHIP

The Polaris(II) A-Class Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS

The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000, for the years ended December 31, 2001, 2000 and 1999, and the audited financial statements of Variable Annuity Account Seven at April 30, 2002 and for the years ended April 30, 2002 and 2001 are incorporated by reference in this prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................     11
Death Benefit Options for Contracts Issued         12
  Before October 24, 2001.....................
Annuity Unit Values...........................     14
Taxes.........................................     17
Distribution of Contracts.....................     23
Financial Statements..........................     23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
               POLARIS II A-CLASS PORTFOLIOS                        4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      14.03    (a)     11.590
                                                                                     (b)      12.97    (b)     11.585
  Ending AUV................................................          14.03          (a)      11.59    (a)      9.861
                                                                                     (b)      11.59    (b)      9.822
  Ending Number of AUs......................................        226,697          (a)  1,301,826    (a)  2,010,220
                                                                                     (b)     11,589    (b)    112,490
---------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 12/16/99)
  Beginning AUV.............................................          10.00          (a)      10.13    (a)     11.181
                                                                                     (b)      11.09    (b)     11.175
  Ending AUV................................................          10.13          (a)      11.18    (a)     11.876
                                                                                     (b)      11.18    (b)     11.840
  Ending Number of AUs......................................         10,743          (a)    142,268    (a)    429,130
                                                                                     (b)      2,041    (b)     22,384
---------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      11.95    (a)     10.256
                                                                                     (b)      11.29    (b)     10.251
  Ending AUV................................................          11.95          (a)      10.26    (a)      9.065
                                                                                     (b)      10.25    (b)      9.037
  Ending Number of AUs......................................         93,965          (a)    563,506    (a)  1,102,754
                                                                                     (b)      6,206    (b)     55,407
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      14.14    (a)     10.166
                                                                                     (b)      11.78    (b)     10.162
  Ending AUV................................................          14.14          (a)      10.17    (a)      7.753
                                                                                     (b)      10.16    (b)      7.740
  Ending Number of AUs......................................         49,324          (a)    207,783    (a)    207,493
                                                                                     (b)        365    (b)      1,492
---------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      11.75    (a)      8.502
                                                                                     (b)       9.76    (b)      8.498
  Ending AUV................................................          11.75          (a)       8.50    (a)      6.812
                                                                                     (b)       8.50    (b)      6.791
  Ending Number of AUs......................................        423,804          (a)  2,004,620    (a)  2,695,963
                                                                                     (b)     10,150    (b)    111,553
---------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 11/12/99)
  Beginning AUV.............................................          10.00          (a)      10.34    (a)      9.975
                                                                                     (b)      10.35    (b)      9.975
  Ending AUV................................................          10.34          (a)       9.97    (a)      9.613
                                                                                     (b)       9.97    (b)      9.590
  Ending Number of AUs......................................         14,781          (a)    112,976    (a)    245,567
                                                                                     (b)         --    (b)     23,126
---------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 9/5/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      7.109
                                                                                     (b)       8.03    (b)      7.105
  Ending AUV................................................            N/A          (a)       7.11    (a)      5.642
                                                                                     (b)       7.10    (b)      5.625
  Ending Number of AUs......................................            N/A          (a)     30,980    (a)    109,746
                                                                                     (b)        335    (b)     10,661
---------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 11/29/99)
  Beginning AUV.............................................          10.00          (a)      10.20    (a)     10.707
                                                                                     (b)      10.60    (b)     10.710
  Ending AUV................................................          10.20          (a)      10.71    (a)     10.891
                                                                                     (b)      10.71    (b)     10.886
  Ending Number of AUs......................................          3,737          (a)     58,423    (a)    171,876
                                                                                     (b)        495    (b)      5,858
---------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12/27/99)
  Beginning AUV.............................................          10.00          (a)      10.01    (a)     10.740
                                                                                     (b)      10.64    (b)     10.734
  Ending AUV................................................          10.01          (a)      10.74    (a)     11.343
                                                                                     (b)      10.73    (b)     11.305
  Ending Number of AUs......................................          3,500          (a)     87,233    (a)    208,179
                                                                                     (b)         90    (b)     40,808
---------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
               POLARIS II A-CLASS PORTFOLIOS                        4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      11.61    (a)     10.816
                                                                                     (b)      11.59    (b)     10.807
  Ending AUV................................................          11.61          (a)      10.82    (a)      9.889
                                                                                     (b)      10.81    (b)      9.857
  Ending Number of AUs......................................        353,493          (a)  1,957,911    (a)  3,277,861
                                                                                     (b)     16,912    (b)    167,991
---------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 1/3/00)
  Beginning AUV.............................................          10.00          (a)       9.51    (a)     10.714
                                                                                     (b)      10.18    (b)     10.714
  Ending AUV................................................           9.51          (a)      10.71    (a)     11.602
                                                                                     (b)      10.71    (b)     11.592
  Ending Number of AUs......................................          3,381          (a)     30,007    (a)     69,011
                                                                                     (b)         --    (b)      1,004
---------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 11/10/99)
  Beginning AUV.............................................          10.00          (a)      11.53    (a)      8.062
                                                                                     (b)       9.07    (b)      8.072
  Ending AUV................................................          11.53          (a)       8.06    (a)      8.844
                                                                                     (b)       8.07    (b)      8.832
  Ending Number of AUs......................................         16,356          (a)    152,174    (a)    132,773
                                                                                     (b)      2,733    (b)      6,718
---------------------------------------------------------------------------------------------------------------------
Federated Value (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      10.03    (a)     10.676
                                                                                     (b)      10.78    (b)     10.674
  Ending AUV................................................          10.03          (a)      10.68    (a)      9.858
                                                                                     (b)      10.67    (b)      9.829
  Ending Number of AUs......................................         49,962          (a)    227,673    (a)    469,139
                                                                                     (b)        206    (b)     21,853
---------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 11/29/99)
  Beginning AUV.............................................          10.00          (a)      10.20    (a)     11.015
                                                                                     (b)      10.92    (b)     11.012
  Ending AUV................................................          10.20          (a)      11.01    (a)     11.307
                                                                                     (b)      11.01    (b)     11.275
  Ending Number of AUs......................................          1,149          (a)     17,170    (a)     45,752
                                                                                     (b)         44    (b)      4,201
---------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 11/8/99)
  Beginning AUV.............................................          10.00          (a)      11.70    (a)      8.651
                                                                                     (b)       9.90    (b)      8.647
  Ending AUV................................................          11.70          (a)       8.65    (a)      7.071
                                                                                     (b)       8.65    (b)      7.051
  Ending Number of AUs......................................         81,597          (a)    506,012    (a)    628,393
                                                                                     (b)      2,756    (b)      9,687
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 8/1/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      8.715
                                                                                     (b)       9.76    (b)      8.716
  Ending AUV................................................            N/A          (a)       8.72    (a)      6.088
                                                                                     (b)       8.72    (b)      6.072
  Ending Number of AUs......................................            N/A          (a)     31,175    (a)     80,348
                                                                                     (b)        326    (b)      7,463
---------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      11.39    (a)      9.513
                                                                                     (b)      10.42    (b)      9.507
  Ending AUV................................................          11.39          (a)       9.51    (a)      8.093
                                                                                     (b)       9.51    (b)      8.069
  Ending Number of AUs......................................        335,543          (a)  1,673,087    (a)  2,296,734
                                                                                     (b)      8,279    (b)    107,132
---------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 8/22/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      6.857
                                                                                     (b)       8.60    (b)      6.857
  Ending AUV................................................            N/A          (a)       6.86    (a)      5.010
                                                                                     (b)       6.86    (b)      5.241
  Ending Number of AUs......................................            N/A          (a)     54,857    (a)     75,693
                                                                                     (b)         --    (b)          5
---------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
               POLARIS II A-CLASS PORTFOLIOS                        4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 11/29/99)
  Beginning AUV.............................................          10.00          (a)      10.06    (a)      9.299
                                                                                     (b)       9.71    (b)      9.299
  Ending AUV................................................          10.06          (a)       9.30    (a)      8.744
                                                                                     (b)       9.30    (b)      8.728
  Ending Number of AUs......................................         13,058          (a)     91,018    (a)    182,420
                                                                                     (b)         --    (b)      5,112
---------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date -
  11/23/99)
  Beginning AUV.............................................          10.00          (a)       9.87    (a)      7.958
                                                                                     (b)       8.63    (b)      7.953
  Ending AUV................................................           9.87          (a)       7.96    (a)      6.634
                                                                                     (b)       7.95    (b)      6.614
  Ending Number of AUs......................................         30,627          (a)    139,489    (a)    216,629
                                                                                     (b)        656    (b)      1,943
---------------------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      10.82    (a)      9.717
                                                                                     (b)      10.46    (b)      9.715
  Ending AUV................................................          10.82          (a)       9.72    (a)      8.498
                                                                                     (b)       9.72    (b)      8.476
  Ending Number of AUs......................................        132,522          (a)    663,722    (a)    907,962
                                                                                     (b)      1,472    (b)     20,303
---------------------------------------------------------------------------------------------------------------------
MFS Growth & Income (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      10.49    (a)      9.736
                                                                                     (b)      10.34    (b)      9.735
  Ending AUV................................................          10.49          (a)       9.74    (a)      8.225
                                                                                     (b)       9.74    (b)      8.203
  Ending Number of AUs......................................        114,191          (a)    581,736    (a)    972,320
                                                                                     (b)      5,570    (b)     66,103
---------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      13.69    (a)     13.193
                                                                                     (b)      14.87    (b)     13.188
  Ending AUV................................................          13.69          (a)      13.19    (a)      8.269
                                                                                     (b)      13.19    (b)      8.244
  Ending Number of AUs......................................         30,505          (a)    344,347    (a)    442,836
                                                                                     (b)        306    (b)     25,484
---------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      10.22    (a)     11.789
                                                                                     (b)      11.64    (b)     11.782
  Ending AUV................................................          10.22          (a)      11.79    (a)     11.859
                                                                                     (b)      11.78    (b)     11.821
  Ending Number of AUs......................................         50,264          (a)    355,139    (a)  1,374,837
                                                                                     (b)      4,588    (b)     94,278
---------------------------------------------------------------------------------------------------------------------
Putnam Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      11.33    (a)      8.383
                                                                                     (b)       9.55    (b)      8.380
  Ending AUV................................................          11.33          (a)       8.38    (a)      6.571
                                                                                     (b)       8.38    (b)      6.553
  Ending Number of AUs......................................        177,965          (a)    820,691    (a)    953,847
                                                                                     (b)      3,244    (b)     25,257
---------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 2/7/00)
  Beginning AUV.............................................          10.00          (a)      10.77    (a)     12.621
                                                                                     (b)      12.42    (b)     12.623
  Ending AUV................................................          10.77          (a)      12.62    (a)     14.317
                                                                                     (b)      12.62    (b)     14.279
  Ending Number of AUs......................................          2,461          (a)     15,795    (a)     69,705
                                                                                     (b)         39    (b)        928
---------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      11.01    (a)      9.336
                                                                                     (b)      10.08    (b)      9.333
  Ending AUV................................................          11.01          (a)       9.34    (a)      8.175
                                                                                     (b)       9.33    (b)      8.152
  Ending Number of AUs......................................         93,619          (a)    431,856    (a)    632,064
                                                                                     (b)        265    (b)     19,591
---------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
               POLARIS II A-CLASS PORTFOLIOS                        4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 8/21/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      4.375
                                                                                     (b)       6.68    (b)      4.375
  Ending AUV................................................            N/A          (a)       4.38    (a)      2.507
                                                                                     (b)       4.38    (b)      2.499
  Ending Number of AUs......................................            N/A          (a)     23,583    (a)     46,009
                                                                                     (b)         --    (b)      3,185
---------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 12/16/99)
  Beginning AUV.............................................          10.00          (a)       9.91    (a)      9.278
                                                                                     (b)       9.12    (b)      9.277
  Ending AUV................................................           9.91          (a)       9.28    (a)      7.325
                                                                                     (b)       9.28    (b)      7.311
  Ending Number of AUs......................................          9,175          (a)     69,692    (a)     77,161
                                                                                     (b)        104    (b)      3,437
---------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 11/10/99)
  Beginning AUV.............................................          10.00          (a)      10.42    (a)      9.735
                                                                                     (b)      10.54    (b)      9.735
  Ending AUV................................................          10.42          (a)       9.74    (a)      9.735
                                                                                     (b)       9.74    (b)      9.711
  Ending Number of AUs......................................          3,802          (a)     31,309    (a)     42,247
                                                                                     (b)         --    (b)      3,483
---------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II Shares (Inception Date -
  10/15/01)
  Beginning AUV.............................................            N/A                     N/A    (a)     10.000
                                                                                                       (b)     10.000
  Ending AUV................................................            N/A                     N/A    (a)     10.027
                                                                                                       (b)     10.017
  Ending Number of AUs......................................            N/A                     N/A    (a)    458,910
                                                                                                       (b)     30,268
---------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth, Class II Shares (Inception
  Date - 10/15/01)
  Beginning AUV.............................................            N/A                     N/A    (a)     10.000
                                                                                                       (b)     10.000
  Ending AUV................................................            N/A                     N/A    (a)      9.449
                                                                                                       (b)      9.471
  Ending Number of AUs......................................            N/A                     N/A    (a)     51,578
                                                                                                       (b)     13,454
---------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income, Class II Shares (Inception
  Date - 10/15/01)
  Beginning AUV.............................................            N/A                     N/A    (a)     10.000
                                                                                                       (b)     10.000
  Ending AUV................................................            N/A                     N/A    (a)     10.807
                                                                                                       (b)     10.776
  Ending Number of AUs......................................            N/A                     N/A    (a)    187,349
                                                                                                       (b)     21,215
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and Income (Inception Date -
  N/A)*
  Beginning AUV.............................................            N/A                     N/A               N/A

  Ending AUV................................................            N/A                     N/A               N/A

  Ending Number of AUs......................................            N/A                     N/A               N/A

---------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Mid Cap Value (Inception Date -
  N/A)*
  Beginning AUV.............................................            N/A                     N/A               N/A

  Ending AUV................................................            N/A                     N/A               N/A
  Ending Number of AUs......................................            N/A                     N/A               N/A

---------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units
* This fund was not available for sale until May 1, 2002.

                                         ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                           INCEPTION TO         4/30/00 TO        4/30/01 TO        FISCAL YEAR
            POLARIS II A-CLASS PORTFOLIOS                     4/30/00             4/30/01           4/30/02          12/31/01
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation (Inception Date -
  N/A)**..............................................            N/A                     N/A               N/A    (a)        N/A
Beginning AUV.........................................            N/A                     N/A               N/A    (b)        N/A
Ending AUV............................................            N/A                     N/A               N/A    (c)        N/A
Ending Number of AUs..................................            N/A                     N/A               N/A    (d)        N/A
---------------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth (Inception Date -
  N/A)**..............................................            N/A                     N/A               N/A    (a)        N/A
Beginning AUV.........................................            N/A                     N/A               N/A    (b)        N/A
Ending AUV............................................            N/A                     N/A               N/A    (c)        N/A
Ending Number of AUs..................................            N/A                     N/A               N/A    (d)        N/A
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception Date - N/A)**........            N/A                     N/A               N/A    (a)        N/A
Beginning AUV.........................................            N/A                     N/A               N/A    (b)        N/A
Ending AUV............................................            N/A                     N/A               N/A    (c)        N/A
Ending Number of AUs..................................            N/A                     N/A               N/A    (d)        N/A
---------------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income (Inception Date -
  N/A)**..............................................            N/A                     N/A               N/A    (a)        N/A
Beginning AUV.........................................            N/A                     N/A               N/A    (b)        N/A
Ending AUV............................................            N/A                     N/A               N/A    (c)        N/A
Ending Number of AUs..................................            N/A                     N/A               N/A    (d)        N/A


---------------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units
** This fund was not available for sale until September 30, 2002.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                           [(1+I)/(1+J+L)](N/12) - 1

                  The MVA formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years (rounded up to an integer) remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

        L=0.005, except in PA where L=0 and FL where L=0.0025.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 (net of the sales charge) and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

We assume no withdrawal charge applies. If a withdrawal charge applies, it is deducted before the MVA. The MVA is assessed on the amount withdrawn less any withdrawal charges.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is = [(1+I)/(1+J+L)](N/12) - 1 where L=0.005
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is = [(1+I)/(1+J+L)](N/12) - 1 where L=0.005
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

    1. Purchase Payment Accumulation Option

         If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

         a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Continuation Net Purchase Payments; or

         c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

         d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

         If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

         a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Total Gross Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

         c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

         d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

    2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

         If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

         a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Continuation Net Purchase Payments; or

         c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

         If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

         a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Total Gross Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

         c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

         If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

         Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The term "Continuation Net Purchase Payment" is used frequently to describe the EstatePlus benefit payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The following table identifies the factors we use in determining the percentage of earnings that will be added to the death benefit at the Continuing Spouse's date of death, if the Continuing Spouse is age 69 or younger on the Continuation
Date:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Continuation
                                        Net Purchase Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthday on the Continuation Date, the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Continuation
 Years                                  Net Purchase
                                        Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5(th) year following the Continuation Date must remain in the contract for at least six months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

         (1) equals the contract value on the Continuing Spouse's date of death;

         (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX D - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%          3.50%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%*
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

        * On the first of $500,000 of premiums; 0.80% on the amount in excess of $500,000.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table assumes $100,000 initial investment, net of sales charges, in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

-------------------------------------------------------------------------------------------------
                             Minimum annual income if you elect to receive income payments
     If at issue                             on contract anniversary . . .
    you are . . .              7                 10                 15                 20
-------------------------------------------------------------------------------------------------
   Male age 60*              6,108              6,672              7,716              8,832
-------------------------------------------------------------------------------------------------
   Female age 60*            5,388              5,880              6,900              8,112
-------------------------------------------------------------------------------------------------
   Joint**                   4,716              5,028              5,544              5,928
   Male-60
   Female-60
-------------------------------------------------------------------------------------------------

 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris(II) A-Class Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ----------------------- Signed: ----------------------------------

   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                         VARIABLE ANNUITY ACCOUNT SEVEN
              SUPPLEMENT TO THE POLARIS II ASSET MANAGER PROSPECTUS
                                DATED MAY 1, 2003

THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.
THE DATE OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS CHANGED TO MAY 1, 2003.

THE FOLLOWING SUPPLEMENTS ANY DISCUSSION PERTAINING TO THE 1-YEAR FIXED ACCOUNT OPTION IN THE PROSPECTUS:
      If you purchase your contract on or after December 2, 2002, you may not allocate any Purchase Payments to or transfer into the one-year fixed account option. This restriction may not apply in certain states. Please check with your financial representative for availability.

THE FOLLOWING IS ADDED TO THE SECOND TO LAST PARAGRAPH UNDER DOLLAR COST
AVERAGING:
      If you purchase your contract on or after December 2, 2002 and you terminate your DCA program with money remaining in the DCA fixed accounts, we will transfer the remaining funds to the same target account(s) as previously designated by you, unless we receive different instructions from you.

THE NAMES OF THE FOLLOWING VARIABLE PORTFOLIOS HAVE BEEN CHANGED:
Federated Value Portfolio changed to Federated American Leaders Portfolio. MFS Growth & Income Portfolio changed to MFS Massachusetts Investors Trust Portfolio.
Putnam Growth Portfolio changed to Putnam Growth: Voyager Portfolio.

THE FOLLOWING REPLACES THE FEE TABLES AND EXAMPLES ON PAGES 5 - 6.

                                   FEE TABLES

The following describes the fees and expenses that you will pay at the time that transfer cash value between investment options or surrender the contract. If applicable, you may also be subject to state premium taxes.

TRANSFER FEE       No charge for the first 18 transfers each contract year; thereafter, the fee is $25
                   ($10 in Pennsylvania and Texas) per transfer

WITHDRAWAL/SALES CHARGE             NONE

The following describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying portfolio fees and expenses which are outlined in the next section.

CONTRACT MAINTENANCE FEE            NONE

SEPARATE ACCOUNT ANNUAL EXPENSES
(deducted daily as a percentage of your average daily net asset value)

Mortality and Expense Risk Fees                 0.85%
Distribution Expense Charge                     0.15%
Optional EstatePlus Fee(1)                      0.25%
Total Separate Account Annual Expenses          1.25%

(1) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 1.00%.

                               PORTFOLIO EXPENSES

The following shows the minimum and maximum total operating expenses charged by the underlying portfolios of the Trusts before any waivers or reimbursements. More detail concerning Trusts' fees and expenses is contained in the prospectus for each of the Trusts. Please read them carefully before investing.

Total Annual Trust Operating Expenses                                                          Minimum        Maximum
-------------------------------------                                                          -------        -------
(expenses that are deducted from Trust assets, including management fees, 12b-1 fees, and
other expenses)                                                                                0.52%          1.53%

                                EXPENSE EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, separate account annual expenses, fees for optional features and fees and expenses of the underlying portfolio of the Trusts.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of the underlying portfolios of the Trusts are reflected. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.25%, INCLUDING ESTATEPLUS AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 1.53%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional Estate Plus (0.25%) feature:

                 1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                 ------                      -------                      -------                       --------
                  $266                        $817                         $1,395                        $2,964

(2) If you do not surrender your contract and you elect the optional Estate Plus (0.25%) feature:

                 1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                 ------                      -------                      -------                       --------
                  $266                        $817                         $1,395                        $2,964

(3)   If you annuitize your contract:

                 1 YEAR                      3 YEARS                      5 YEARS                       10 YEARS
                 ------                      -------                      -------                       --------
                  $241                        $742                         $1,270                        $2,716

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.00% AND INVESTMENT IN AN UNDERLYING PORTFOLIO WITH TOTAL EXPENSES OF 0.52%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

                1 YEAR                      3 YEARS                       5 YEARS                       10 YEARS
                ------                      -------                       -------                       --------
                 $139                         $434                         $750                          $1,646

(2) If you do not surrender your contract and you do not elect any optional features:

                1 YEAR                      3 YEARS                       5 YEARS                       10 YEARS
                ------                      -------                       -------                       --------
                 $139                         $434                         $750                          $1,646

(3)   If you annuitize your contract:

                1 YEAR                      3 YEARS                       5 YEARS                       10 YEARS
                ------                      -------                       -------                       --------
                 $139                         $434                         $750                          $1,646

Date:  May 1, 2003


                Please keep this Supplement with your prospectus.


                                  Page 2 of 2

THE ANCHOR SERIES AND SUNAMERICA SERIES TRUST PROSPECTUSES THAT ARE ATTACHED TO
  THIS PROSPECTUS ARE NO LONGER CURRENT. PLEASE REFER TO THE ANCHOR SERIES AND SUNAMERICA SERIES TRUST PROSPECTUSES DATED MAY 1, 2003 WHICH ARE INCLUDED IN
                                 THIS PACKAGE.

                        [POLARIS(II) Asset Manager LOGO]

                                   PROSPECTUS

                                AUGUST 28, 2002

Please read this prospectus carefully       FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                issued by
future reference. It contains               ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the                 in connection with
Polaris(II) Asset Manager Variable          VARIABLE ANNUITY ACCOUNT SEVEN
Annuity.                                    The annuity has 37 investment choices -- 7 fixed account options and 30
                                            Variable Portfolios listed below. The 7 fixed account options include
To learn more about the annuity             specified periods of 1, 3, 5, 7 and 10 years and DCA accounts for 6-month
offered by this prospectus, you can         and 1-year periods. The 30 Variable Portfolios are part of the Anchor
obtain a copy of the Statement of           Series Trust ("AST"), the Lord Abbett Series Fund, Inc. ("LAT"), the
Additional Information ("SAI") dated        SunAmerica Series Trust ("SST") and the Van Kampen Life Investment Trust
August 28, 2002. The SAI is on file         ("VKT").
with the Securities and Exchange
Commission ("SEC") and is                   STOCKS:
incorporated by reference into this           MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
prospectus. The Table of Contents of             - Alliance Growth Portfolio                                        SST
the SAI appears on page 22 of this               - Global Equities Portfolio                                        SST
prospectus. For a free copy of the               - Growth-Income Portfolio                                          SST
SAI, call us at (800) 445-SUN2 or             MANAGED BY DAVIS ADVISERS
write to us at our Annuity Service               - Davis Venture Value Portfolio                                    SST
Center, P.O. Box 54299, Los Angeles,             - Real Estate Portfolio                                            SST
California 90054-0299.                        MANAGED BY FEDERATED INVESTORS L.P.
                                                 - Federated Value Portfolio                                        SST
In addition, the SEC maintains a                 - Telecom Utility Portfolio                                        SST
website (http://www.sec.gov) that             MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
contains the SAI, materials                      - Goldman Sachs Research Portfolio                                 SST
incorporated by reference and other           MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
information filed electronically with            - MFS Growth & Income Portfolio                                    SST
the SEC by Anchor National.                      - MFS Mid-Cap Growth Portfolio                                     SST
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.
Annuities involve risks, including               - Emerging Markets Portfolio                                       SST
possible loss of principal. Annuities            - International Growth & Income Portfolio                          SST
are not a deposit or obligation of,              - Putnam Growth Portfolio                                          SST
or guaranteed or endorsed by, any             MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
bank. They are not Federally insured             - Aggressive Growth Portfolio                                      SST
by the Federal Deposit Insurance                 - Blue Chip Growth Portfolio                                       SST
Corporation, the Federal Reserve                 - "Dogs" of Wall Street Portfolio                                  SST
Board or any other agency.                       - Growth Opportunities Portfolio                                   SST
                                              MANAGED BY VAN KAMPEN
                                                 - International Diversified Equities Portfolio                     SST
                                                 - Technology Portfolio                                             SST
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                 - Capital Appreciation Portfolio                                   AST
                                                 - Growth Portfolio                                                 AST
                                            BALANCED:
                                              MANAGED BY WM ADVISORS, INC.
                                                 - Asset Allocation Portfolio                                       SST
                                              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                 - MFS Total Return Portfolio                                       SST
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - SunAmerica Balanced Portfolio                                    SST
                                            BONDS:
                                              MANAGED BY FEDERATED INVESTORS L.P.
                                                 - Corporate Bond Portfolio                                         SST
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                 - Global Bond Portfolio                                            SST
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - High-Yield Bond Portfolio                                        SST
                                              MANAGED BY VAN KAMPEN
                                                 - Worldwide High Income Portfolio                                  SST
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                 - Government & Quality Bond Portfolio                              AST
                                            CASH:
                                              MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                 - Cash Management Portfolio                                        SST

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Anchor National Life Insurance Company is in the process of changing its name to AIG SunAmerica Life Assurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2003. To begin this process we officially changed the name in our state of domicile, Arizona. However, we continue to do business today, under the name Anchor National and will refer to the Company by that name throughout this prospectus. You will be notified when the name is changed to AIG SunAmerica Life Assurance Company and we are no longer doing business as Anchor National. Please keep in mind, this is a name change only and will not affect the substance of your contract.

----------------------------------------------------------------
----------------------------------------------------------------
                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
----------------------------------------------------------------
----------------------------------------------------------------

Anchor National's Annual Report on Form 10-K/A for the year ended December 31, 2001 is incorporated herein by reference.

All documents or reports filed by Anchor National under Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the effective date of this prospectus are also incorporated by reference. Statements contained in this prospectus and subsequently filed documents which are incorporated by reference or deemed to be incorporated by reference are deemed to modify or supersede documents incorporated herein by reference.

Anchor National files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000006342.

Anchor National is subject to the informational requirements of the Securities and Exchange Act of 1934 (as amended). We file reports and other information with the SEC to meet those requirements. You can inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
450 Fifth Street, N.W., Room 1024
Washington, D.C. 20549

CHICAGO, ILLINOIS
500 West Madison Street
Chicago, IL 60661

NEW YORK, NEW YORK
233 Broadway
New York, N.Y. 10279

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed.

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the separate account, Anchor National and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

Anchor National will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to Anchor National's Annuity Service Center, as follows:

       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       Telephone Number: (800) 445-SUN2

----------------------------------------------------------------
----------------------------------------------------------------
         SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION
----------------------------------------------------------------
----------------------------------------------------------------

Indemnification for liabilities arising under the Securities Act of 1933 (the "Act") is provided to Anchor National's officers, directors and controlling persons. The SEC has advised that it believes such indemnification is against public policy under the Act and unenforceable. If a claim for indemnification against such liabilities (other than for Anchor National's payment of expenses incurred or paid by its directors, officers or controlling persons in the successful defense of any legal action) is asserted by a director, officer or controlling person of Anchor National in connection with the securities registered under this prospectus, Anchor National will submit to a court with jurisdiction to determine whether the indemnification is against public policy under the Act. Anchor National will be governed by final judgment of the issue. However, if in the opinion of Anchor National's counsel this issue has been determined by controlling precedent, Anchor National will not submit the issue to a court for determination.

 ------------------------------------------------------------------
 ------------------------------------------------------------------
                         TABLE OF CONTENTS
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............     2
 SECURITIES AND EXCHANGE COMMISSION POSITION ON
   INDEMNIFICATION...........................................     2
 GLOSSARY....................................................     3
 HIGHLIGHTS..................................................     4
 FEE TABLES..................................................     5
       Owner Transaction Expenses............................     5
       Transfer Fee..........................................     5
       Contract Maintenance Fee..............................     5
       Annual Separate Account Expenses......................     5
       Optional EstatePlus Fee...............................     5
       Portfolio Expenses....................................     5
 EXAMPLES....................................................     6
 THE POLARIS(II) ASSET MANAGER VARIABLE ANNUITY..............     7
 PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY.....
                                                                  7
       Allocation of Purchase Payments.......................     8
       Accumulation Units....................................     8
       Free Look.............................................     8
       Exchange Offers.......................................     8
 INVESTMENT OPTIONS..........................................     9
       Variable Portfolios...................................     9
           Anchor Series Trust...............................     9
           SunAmerica Series Trust...........................     9
       Fixed Account Options.................................     9
       Market Value Adjustment ("MVA").......................    10
       Transfers During the Accumulation Phase...............    10
       Dollar Cost Averaging.................................    11
       Asset Allocation Rebalancing Program..................    12
       Principal Advantage Program...........................    12
       Voting Rights.........................................    12
       Substitution..........................................    13
 ACCESS TO YOUR MONEY........................................    13
       Systematic Withdrawal Program.........................    13
       Minimum Contract Value................................    13
 DEATH BENEFIT...............................................    13
       Purchase Payment Accumulation Option..................    14
       Maximum Anniversary Option............................    14
       EstatePlus............................................    15
       Spousal Continuation..................................    15
 EXPENSES....................................................    16
       Insurance Charges.....................................    16
       Other Revenue.........................................    16
       Investment Charges....................................    16
       Transfer Fee..........................................    16
       Optional EstatePlus Fee...............................    16
       Premium Tax...........................................    16
       Income Taxes..........................................    16
       Reduction or Elimination of Charges and Expenses, and
         Additional Amounts Credited.........................    16
 INCOME OPTIONS..............................................    17
       Annuity Date..........................................    17
       Income Options........................................    17
       Fixed or Variable Income Payments.....................    18
       Income Payments.......................................    18
       Transfers During the Income Phase.....................    18
       Deferment of Payments.................................    18
 TAXES.......................................................    18
       Annuity Contracts in General..........................    18
       Tax Treatment of Distributions - Non-qualified
         Contracts...........................................    19
       Tax Treatment of Distributions - Qualified
         Contracts...........................................    19
       Minimum Distributions.................................    19
       Tax Treatment of Death Benefits.......................    20
       Contracts Owned by a Trust or Corporation.............    20
       Gifts, Pledges and/or Assignments of a Non-Qualified
         Contract............................................    20
       Diversification.......................................    20
 PERFORMANCE.................................................    20
 OTHER INFORMATION...........................................    21
       Anchor National.......................................    21
       The Separate Account..................................    21
       The General Account...................................    21
       Distribution of the Contract..........................    21
       Administration........................................    21
       Legal Proceedings.....................................    22
       Ownership.............................................    22
       Custodian.............................................    22
       Independent Accountants...............................    22
       Registration Statement................................    22
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....
                                                                 22
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION...............   A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT ("MVA")...............   B-1
 APPENDIX C -- DEATH BENEFITS FOLLOWING SPOUSAL
   CONTINUATION..............................................   C-1
 APPENDIX D -- PREMIUM TAXES.................................   D-1
 ------------------------------------------------------------------
 ------------------------------------------------------------------
                              GLOSSARY
 ------------------------------------------------------------------
 ------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation
 Phase.
 ANNUITANT(S) - The person(s) on whose life (lives) we base income payments.
 ANNUITY DATE - The date on which income payments are to begin, as selected by you.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 GROSS PURCHASE PAYMENTS - The money you give us to buy the
 contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account
 ("IRA").
 PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase
 Payments.
 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars.
 These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 TRUSTS - Refers to the Anchor Series Trust, the SunAmerica Series
 Trust and the Van Kampen Life Investment Trust collectively.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the underlying investments of the
 Anchor Series Trust, the SunAmerica Series Trust and the Van
 Kampen Life Investment Trust.

ALL FINANCIAL REPRESENTATIVES THAT SELL THE CONTRACTS OFFERED BY THIS PROSPECTUS
                     ARE REQUIRED TO DELIVER A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Polaris(II) Asset Manager Variable Annuity is a contract between you and Anchor National Life Insurance Company ("Anchor National"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. This variable annuity may only be purchased through a Registered Investment Advisor
(RIA) who is providing advisory services to you. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charge we deducted. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. We deduct insurance charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. You may be charged a fee by your RIA for the services he or she provides. That fee is independent of the fees and charges that will be incurred as a result of your purchase of this variable annuity. Please see the FEE TABLE, PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at Anchor National Life Insurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

ANCHOR NATIONAL OFFERS SEVERAL VARIABLE ANNUITY PRODUCTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. EACH PRODUCT MAY PROVIDE DIFFERENT FEATURES AND BENEFITS OFFERED AT DIFFERENT FEES, CHARGES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL ADVISOR TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER, AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR LONG-TERM RETIREMENT SAVINGS GOALS.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            OWNER TRANSACTION EXPENSES

 TRANSFER FEE........................ No charge for first 18 transfers each year; thereafter, fee is $25
                                      ($10 in Pennsylvania and Texas)
                                      per transfer

  CONTRACT MAINTENANCE FEE . . . . . . . . . . . . . . . . . . .            None
  ANNUAL SEPARATE ACCOUNT EXPENSES
  (AS A PERCENTAGE OF YOUR DAILY NET ASSET VALUE)

  Mortality and Expense Risk Charge.........................  0.70%
  Distribution Expense Charge...............................  0.15%
                                                              -----
     TOTAL SEPARATE ACCOUNT EXPENSES........................  0.85%
                                                              =====

 OPTIONAL ESTATEPLUS FEE
 (ESTATEPLUS, AN ENHANCED DEATH BENEFIT FEATURE, IS OPTIONAL AND IF ELECTED, THE FEE IS AN ANNUALIZED CHARGE THAT IS DEDUCTED DAILY.)

  Fee as a percentage of your daily net asset value.......  0.25%
                                                            -----

                               PORTFOLIO EXPENSES
                              ANCHOR SERIES TRUST
    (AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S FISCAL YEAR ENDED
                               DECEMBER 31, 2001)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                             0.70%           0.05%            0.75%
-----------------------------------------------------------------------------------------------------------
Gov't & Quality Bond                                             0.58%           0.06%            0.64%
-----------------------------------------------------------------------------------------------------------
Growth                                                           0.67%           0.05%            0.72%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
              FOR THE TRUST'S FISCAL YEAR ENDED JANUARY 31, 2002)

                                                              MANAGEMENT         OTHER        TOTAL ANNUAL
                         PORTFOLIO                                FEE          EXPENSES         EXPENSES
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                0.68%           0.07%            0.75%
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                  0.60%           0.05%            0.65%
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                                 0.59%           0.07%            0.66%
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth(1)                                              0.70%           0.15%            0.85%
-----------------------------------------------------------------------------------------------------------
Cash Management                                                  0.48%           0.04%            0.52%
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                   0.60%           0.07%            0.67%
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                              0.71%           0.05%            0.76%
-----------------------------------------------------------------------------------------------------------
Dogs of Wall Street                                              0.60%           0.11%            0.71%
-----------------------------------------------------------------------------------------------------------
Emerging Markets                                                 1.25%           0.28%            1.53%
-----------------------------------------------------------------------------------------------------------
Federated Value                                                  0.69%           0.07%            0.76%
-----------------------------------------------------------------------------------------------------------
Global Bond                                                      0.68%           0.13%            0.81%
-----------------------------------------------------------------------------------------------------------
Global Equities                                                  0.72%           0.15%            0.87%
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research(1)                                        1.20%           0.15%            1.35%
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                    0.53%           0.05%            0.58%
-----------------------------------------------------------------------------------------------------------
Growth Opportunities(1)                                          0.75%           0.25%            1.00%
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                  0.63%           0.08%            0.71%
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                               1.00%           0.23%            1.23%
-----------------------------------------------------------------------------------------------------------
International Growth and Income                                  0.95%           0.25%            1.20%
-----------------------------------------------------------------------------------------------------------
MFS Growth and Income                                            0.70%           0.08%            0.78%
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth                                               0.75%           0.07%            0.82%
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                                 0.66%           0.07%            0.73%
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                    0.77%           0.05%            0.82%
-----------------------------------------------------------------------------------------------------------
Real Estate                                                      0.80%           0.12%            0.92%
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                              0.60%           0.06%            0.66%
-----------------------------------------------------------------------------------------------------------
Technology                                                       1.20%           0.25%            1.45%
-----------------------------------------------------------------------------------------------------------
Telecom Utility(2)                                               0.75%           0.10%            0.85%
-----------------------------------------------------------------------------------------------------------
Worldwide High Income(2)                                         1.00%           0.11%            1.11%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

 (1) For this portfolio, the advisor, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or expenses, if necessary, to keep operating expenses at or below established maximum amounts. All waivers or reimbursements may be terminated at any time. Only certain portfolios relied on these waivers and/or reimbursements during this fiscal year. Absent fee waivers or reimbursement of expenses by the adviser or custody credits, you would have incurred the following expenses during the last fiscal year: Blue Chip Growth 1.16%; Goldman Sachs Research 1.49%; and Growth Opportunities 1.19%.
 (2) Gross of custody credits of 0.01%.

           The above portfolio expenses were provided by the Trusts.
      We have not independently verified the accuracy of the information.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You will pay the following expenses on a $1,000 investment in each Variable Portfolio, assuming a 5% annual return on assets as well as investment management expenses after waiver, reimbursement or recoupment (assuming the waiver, reimbursement or recoupment will continue for the period shown), if applicable.

(a) If you elect the optional EstatePlus benefit.

(b) If you do not elect the optional EstatePlus benefit.

                                                              1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Capital Appreciation                                           (a) $19     (a) $58    (a) $100    (a) $217
                                                               (b) $16     (b) $50    (b) $ 87    (b) $190
-----------------------------------------------------------------------------------------------------------
Government and Quality Bond                                    (a) $18     (a) $55    (a) $ 94    (a) $205
                                                               (b) $15     (b) $47    (b) $ 81    (b) $178
-----------------------------------------------------------------------------------------------------------
Growth                                                         (a) $19     (a) $57    (a) $ 99    (a) $214
                                                               (b) $16     (b) $50    (b) $ 86    (b) $187
-----------------------------------------------------------------------------------------------------------
Aggressive Growth                                              (a) $19     (a) $58    (a) $100    (a) $217
                                                               (b) $16     (b) $50    (b) $ 87    (b) $190
-----------------------------------------------------------------------------------------------------------
Alliance Growth                                                (a) $18     (a) $55    (a) $ 95    (a) $206
                                                               (b) $15     (b) $47    (b) $ 82    (b) $179
-----------------------------------------------------------------------------------------------------------
Asset Allocation                                               (a) $18     (a) $55    (a) $ 95    (a) $207
                                                               (b) $15     (b) $48    (b) $ 82    (b) $180
-----------------------------------------------------------------------------------------------------------
Blue Chip Growth                                               (a) $20     (a) $61    (a) $105    (a) $227
                                                               (b) $17     (b) $54    (b) $ 92    (b) $201
-----------------------------------------------------------------------------------------------------------
Cash Management                                                (a) $16     (a) $51    (a) $ 88    (a) $192
                                                               (b) $14     (b) $43    (b) $ 75    (b) $165
-----------------------------------------------------------------------------------------------------------
Corporate Bond                                                 (a) $18     (a) $56    (a) $ 96    (a) $208
                                                               (b) $15     (b) $48    (b) $ 83    (b) $181
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                                            (a) $19     (a) $58    (a) $101    (a) $218
                                                               (b) $16     (b) $51    (b) $ 88    (b) $191
-----------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                          (a) $18     (a) $57    (a) $ 98    (a) $213
                                                               (b) $16     (b) $49    (b) $ 85    (b) $186
-----------------------------------------------------------------------------------------------------------
Emerging Market                                                (a) $27     (a) $82    (a) $140    (a) $296
                                                               (b) $24     (b) $74    (b) $127    (b) $272
-----------------------------------------------------------------------------------------------------------
Federated Value                                                (a) $19     (a) $58    (a) $101    (a) $218
                                                               (b) $16     (b) $51    (b) $ 88    (b) $191
-----------------------------------------------------------------------------------------------------------
Global Bond                                                    (a) $19     (a) $60    (a) $103    (a) $223
                                                               (b) $17     (b) $52    (b) $ 90    (b) $197
-----------------------------------------------------------------------------------------------------------
Global Equities                                                (a) $20     (a) $62    (a) $106    (a) $230
                                                               (b) $17     (b) $54    (b) $ 93    (b) $203
-----------------------------------------------------------------------------------------------------------
Goldman Sachs Research                                         (a) $25     (a) $76    (a) $131    (a) $279
                                                               (b) $22     (b) $69    (b) $118    (b) $253
-----------------------------------------------------------------------------------------------------------
Growth-Income                                                  (a) $17     (a) $53    (a) $ 91    (a) $199
                                                               (b) $15     (b) $45    (b) $ 78    (b) $171
-----------------------------------------------------------------------------------------------------------
Growth Opportunities                                           (a) $21     (a) $66    (a) $113    (a) $243
                                                               (b) $19     (b) $58    (b) $100    (b) $217
-----------------------------------------------------------------------------------------------------------
High-Yield Bond                                                (a) $18     (a) $57    (a) $ 98    (a) $213
                                                               (b) $16     (b) $49    (b) $ 85    (b) $186
-----------------------------------------------------------------------------------------------------------
International Diversified Equities                             (a) $24     (a) $73    (a) $125    (a) $267
                                                               (b) $21     (b) $65    (b) $112    (b) $241
-----------------------------------------------------------------------------------------------------------
International Growth & Income                                  (a) $23     (a) $72    (a) $123    (a) $264
                                                               (b) $21     (b) $64    (b) $110    (b) $238
-----------------------------------------------------------------------------------------------------------
MFS Growth & Income                                            (a) $19     (a) $59    (a) $102    (a) $220
                                                               (b) $17     (b) $51    (b) $ 89    (b) $193
-----------------------------------------------------------------------------------------------------------
MFS Mid-Cap                                                    (a) $19     (a) $60    (a) $104    (a) $224
                                                               (b) $17     (b) $53    (b) $ 91    (b) $198
-----------------------------------------------------------------------------------------------------------
MFS Total Return                                               (a) $19     (a) $58    (a) $ 99    (a) $215
                                                               (b) $16     (b) $50    (b) $ 86    (b) $188
-----------------------------------------------------------------------------------------------------------
Putnam Growth                                                  (a) $19     (a) $60    (a) $104    (a) $224
                                                               (b) $17     (b) $53    (b) $ 91    (b) $198
-----------------------------------------------------------------------------------------------------------
Real Estate                                                    (a) $21     (a) $63    (a) $109    (a) $235
                                                               (b) $18     (b) $56    (b) $ 96    (b) $208
-----------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                            (a) $18     (a) $55    (a) $ 95    (a) $207
                                                               (b) $15     (b) $48    (b) $ 82    (b) $180
-----------------------------------------------------------------------------------------------------------
Technology                                                     (a) $26     (a) $79    (a) $136    (a) $289
                                                               (b) $23     (b) $72    (b) $123    (b) $265
-----------------------------------------------------------------------------------------------------------
Telecom Utility                                                (a) $20     (a) $61    (a) $105    (a) $227
                                                               (b) $17     (b) $54    (b) $ 92    (b) $201
-----------------------------------------------------------------------------------------------------------
Worldwide High Income                                          (a) $22     (a) $69    (a) $118    (a) $254
                                                               (b) $20     (b) $62    (b) $106    (b) $229
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represented both fees at the separate account (contract) level as well as portfolio company investment management fees. Additional information on the portfolio company fees can be found in the Trust prospectuses located behind this prospectus.

2. For certain Variable Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Variable Portfolio's average net assets: Blue Chip Growth 0.85%; Goldman Sachs Research 1.35%; Growth Opportunities 1.00%. The adviser also may voluntarily waive or reimburse additional amounts to increase a Variable Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Variable Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.

3. In addition to the stated assumptions, the Examples also assume an Insurance Charge of 0.85% and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples.

4. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  THE HISTORICAL ACCUMULATION VALUES ARE CONTAINED IN APPENDIX A -- CONDENSED
                             FINANCIAL INFORMATION.

----------------------------------------------------------------
----------------------------------------------------------------
                         THE POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An annuity is a contract between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the annuity until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits which may be valuable to you. You should fully discuss your purchase decision with your financial representative.

This annuity was developed to help you contribute to your retirement savings. This annuity works in two stages, the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins when you request us to start making income payments to you out of the money accumulated in your contract.

The contract is called a "variable" annuity because it allows you to invest in portfolios which, like mutual funds, vary with market conditions. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest. This contract currently offers 35 Variable Portfolios.

The contract also offers seven fixed account options for varying time periods. Fixed account options earn interest at a rate set and guaranteed by Anchor National. If you allocate money to the fixed account options, the amount of money that accumulates in the contract depends on the total interest credited to the particular fixed account option(s) in which you invest.

For more information on investment options available under this contract SEE INVESTMENT OPTIONS ON PAGE 9.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on the taxable portion of any withdrawal made prior to your reaching age 59 1/2.

Anchor National Life Insurance Company (Anchor National, The Company, Us, We) issues the Polaris(II) Asset Manager Variable Annuity. When you purchase a Polaris(II) Asset Manager Variable Annuity, a contract exists between you and Anchor National. The Company is a stock life insurance company organized under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. Anchor National is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.
----------------------------------------------------------------
----------------------------------------------------------------
                     PURCHASING A POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
----------------------------------------------------------------
----------------------------------------------------------------

An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES ON PAGE 18.

-----------------------------------------------------------
                       Minimum Initial        Minimum
                        Gross Purchase    Subsequent Gross
                           Payment        Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

Prior Company approval is required to accept Gross Purchase Payments greater than $1,500,000 (or greater than $1,330,000 if EstatePlus is elected). The Company reserves the right to refuse any Gross Purchase Payment including one which would cause the total Gross Purchase Payments to exceed $1,500,000 in all contracts issued by Anchor National to the same owner (or $1,330,000 if EstatePlus is elected) at the time of the Gross Purchase Payment. Additionally, the optional automatic payment plan allows you to make subsequent Gross Purchase Payments of as little as $20.

We may refuse any Gross Purchase Payment. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older. You may not elect Estate Plus if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

We invest your Purchase Payments in the fixed and variable investment options according to your instructions. If we receive a Purchase Payment without allocation instructions, we invest the money according to your last allocation instructions. SEE INVESTMENT OPTIONS ON PAGE 9.

In order to issue your contract, we must receive your completed application, Purchase Payment allocation instructions and any other required paperwork at our principal place of business. We allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the separate account funding the Polaris(II) Asset Manager variable annuity. We base the number of Accumulation Units you receive on the value of the Variable Portfolio as of the day we receive your money, if we receive it before 1 p.m. Pacific Standard Time, or on the next business day's unit value if we receive your money after 1 p.m. Pacific Standard Time. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the New York Stock Exchange ("NYSE") is open as follows:

     1. Determining the total value of money invested in a particular Variable Portfolio;

     2. Subtracting from that amount all applicable insurance charges; and

     3. Dividing this amount by the number of outstanding Accumulation Units at the end of the given NYSE business day.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday which you allocate to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.52 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. We will refund the value of your contract on the day we receive your request, plus the sales charge we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. With respect to those contracts, we reserve the right to put your money in the Cash Management Portfolio during the free look period. If you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payment; or
(2) the value of your contract plus the sales charge we deducted. At the end of the free look period, we allocate your money according to your instructions.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by Anchor National or one of its affiliates, for a newer product with more current features and benefits, also issued by Anchor National or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

----------------------------------------------------------------
----------------------------------------------------------------
                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The contract currently offers 30 Variable Portfolios. These Variable Portfolios invest in shares of the Anchor Series Trust and the SunAmerica Series Trust, (the "Trusts"). Additional Variable Portfolios may be available in the future. The Variable Portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts.

SunAmerica Asset Management Corp., an indirect wholly-owned subsidiary of AIG, is the investment adviser to the Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by Anchor National, and other affiliated/unaffiliated insurance companies. Neither Anchor National nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The adviser monitors the Trusts for potential conflicts.

The Variable Portfolios along with their respective subadvisers are listed below:

     ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust portfolios. Anchor Series Trust ("AST") has investment portfolios in addition to those listed below which are not available for investment under the contract.

     SUNAMERICA SERIES TRUST

Various subadvisers provide investment advice for the SunAmerica Series Trust portfolios. SunAmerica Series Trust ("SST") has investment portfolios in addition to those listed below which are not available for investment under the contract.

STOCKS:
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY DAVIS ADVISERS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED INVESTORS L.P.
      - Federated Value Portfolio                                            SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Growth & Income Portfolio                                        SST
      - MFS Mid-Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT INC.
      - Emerging Markets Portfolio                                           SST
      - International Growth & Income Portfolio                              SST
      - Putnam Growth Portfolio                                              SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio                                      SST
      - Growth Opportunities Portfolio                                       SST
 MANAGED BY VAN KAMPEN
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
BALANCED:
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                           SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
      - SunAmerica Balanced Portfolio                                        SST
BONDS:
  MANAGED BY FEDERATED INVESTORS L.P.
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORPORATION
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Bond Portfolio                                  AST
CASH:

  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

YOU SHOULD READ THE ATTACHED PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNT OPTIONS

The contract also offers seven fixed account options. Anchor National will guarantee the interest rate earned on money you allocate to any of these fixed account options. We currently offer fixed account options for periods of one, three, five, seven and ten years, which we call guarantee periods. Additionally, we guarantee the interest rate for money allocated to the 6-month DCA fixed account and/or the 1-year DCA fixed account (the "DCA fixed accounts") which are available only in conjunction with the Dollar Cost Averaging Program. Please see the section on DOLLAR COST AVERAGING ON PAGE 11 for additional information about, including limitations on, and the availability and operation of the DCA fixed accounts. The DCA fixed accounts are only available for new Purchase Payments. Only the 1-year fixed account, 6-month DCA fixed account and 1-year DCA fixed account options are available in Maryland, Oregon and Washington states.

Each guarantee period may offer a different interest rate but will never be less than an annual effective rate of 3%. Once established the rates for specified payments do not change during the guarantee period. The guarantee period is that period for which we credit the applicable rate (one, three, five, seven or ten years).

There are three scenarios in which you may put money into the fixed account options other than the DCA fixed account options. In each scenario your money may be credited a different rate of interest as follows:

     - Initial Rate: Rate credited to new Purchase Payments allocated to the fixed account when you purchase your contract.

     - Current Rate: Rate credited to subsequent Purchase Payments allocated to the fixed account.

     - Renewal Rate: Rate credited to money transferred from a fixed account or a Variable Portfolio into a fixed account and to money remaining in a fixed account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same fixed investment option. You may also reallocate your money to another fixed investment option (other than the DCA fixed accounts) or to the Variable Portfolios. If you want to reallocate your money to a different fixed account option or Variable Portfolio, you must contact us within 30 days after the end of the current interest guarantee period and instruct us how to reallocate the money. We do not contact you. If we do not hear from you, your money will remain in the same fixed account option, where it will earn interest at the renewal rate then in effect for the fixed account option.

The DCA fixed accounts also credit a fixed rate of interest. Interest is credited to amounts allocated to the 6-month or 1-year DCA fixed account while your investment is systematically transferred to the Variable Portfolios. The rates applicable to the DCA fixed accounts may differ from each other and/or the other fixed account options. See DOLLAR COST AVERAGING ON PAGE 11 for more information.

MARKET VALUE ADJUSTMENT ("MVA")

NOTE: MARKET VALUE ADJUSTMENTS APPLY TO THE 3, 5, 7 AND 10-YEAR FIXED ACCOUNT OPTIONS, ONLY. THESE OPTIONS ARE NOT AVAILABLE IN ALL STATES. PLEASE CONTACT YOUR FINANCIAL ADVISOR FOR MORE INFORMATION.

If you take money out of the 3, 5, 7 or 10-year fixed account options before the end of the guarantee period, we make market value adjustment to your contract (the "MVA"). The MVA reflects any difference in the interest rate environment between the time you place your money in the fixed account option and the time when you withdraw or transfer that money. This adjustment can increase or decrease your contract value. You have 30 days after the end of each guarantee period to reallocate your funds without incurring any MVA.

We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the fixed account option. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the guarantee period from which you seek withdrawal. If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number between the interest rates currently offered for the two closest periods available.

Generally, if interest rates drop between the time you put your money into the fixed account options and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we post a negative adjustment to your contract.

Where the MVA is negative, we first deduct the adjustment from any money remaining in the fixed account option. If there is not enough money in the fixed account option to meet the negative deduction, we deduct the remainder from your withdrawal. Where the MVA is positive, we add the adjustment to your withdrawal amount.

Anchor National does not assess an MVA against withdrawals under the following circumstances:

     - If a withdrawal is made within 30 days after the end of a guarantee period;
     - If a withdrawal is made to pay contract charges;
     - Upon payment of a death benefit; or
     - Upon annuitization, if occurring on the latest Annuity Date.

APPENDIX B shows how we calculate the MVA.

TRANSFERS DURING THE ACCUMULATION PHASE

During the Accumulation Phase you may transfer funds between the Variable Portfolios and/or the fixed account options. Funds already in your contract cannot be transferred into the DCA fixed accounts. You must transfer at least $100. If less than $100 will remain in any Variable Portfolio after a transfer, that amount must be transferred as well.

You may request transfers of your account value between the Variable Portfolios and/or the fixed account options in writing or by telephone subject to our rules. Additionally, you may access your account and request transfers between Variable Portfolios and/or the fixed account options through SunAmerica's website (http://www.sunamerica.com). We currently allow 15 free transfers per contract per year. We charge $25 ($10 in Pennsylvania and Texas) for each additional transfer in any contract year. Transfers resulting from your participation in the DCA program count against your 15 free transfers per contract year. However, transfers resulting from your participation in the automatic asset rebalancing program do not count against your 15 free transfers.

We may accept transfer requests by telephone unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We may limit the number of transfers in any contract year or refuse any transfer request for you or others invested in the contract if we believe that excessive trading or a specific transfer request or group transfer requests may have a detrimental effect on unit values or the share prices of the underlying Variable Portfolios.

This product is not designed for professional "market timing" organizations or other organizations or individuals engaged in trading strategies that seek to benefit from short term price fluctuations or price irregularities by making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio in which the Variable Portfolios invest. These marketing timing strategies are disruptive to the underlying portfolios in which the Variable Portfolios invest and thereby potentially harmful to investors. If we determine, in our sole discretion, that your transfer patterns among the Variable Portfolios reflect a market timing strategy, we reserve the right to take action to protect the other investors. Such action may include but would not be limited to restricting the mechanisms you can use to request transfers among the Variable Portfolios or imposing penalty fees on such trading activity and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. mail, telephone, facsimile or internet. Any transfer requests in excess of 15 transfers per contract each contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Trade requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"), or if received later, on the next business day. This policy will apply beginning October 1, 2002 through your next contract anniversary and then during each contract anniversary thereafter.

Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing will not count towards Our calculation of when you have exceeded the 18 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging Transfers do count towards the 18 free transfers for purposes of determining when we will begin charging you for trades over 18. (See Dollar Cost Averaging below.)

Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

     - the dollar amount of the transfer;
     - the total assets of the Variable Portfolio involved in the transfer;
     - the number of transfers completed in the current calendar quarter; or
     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS ON PAGE 17.

We reserve the right to modify, suspend, waive or terminate these transfer provisions/restrictions at any time.

DOLLAR COST AVERAGING

The DCA program allows you to invest gradually in the Variable Portfolios. Under the program you systematically transfer a set dollar amount or percentage of portfolio value from one Variable Portfolio or the 1-year fixed account option (source accounts) to any other Variable Portfolio. Transfers may be monthly or quarterly. You may change the frequency at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100, regardless of the source account. Fixed account options are not available as target accounts for the DCA program.

We also offer the 6-month and 1-year DCA fixed accounts exclusively to facilitate this program. The DCA fixed accounts only accept new Purchase Payments. You cannot transfer money already in your contract into these options. When you allocate a Purchase Payment into a DCA fixed account, your money is transferred into the Variable Portfolios over the selected 6-month or 1-year period. You cannot change the option or the frequency of transfers once selected.

If allocated to the 6-month DCA fixed account, we transfer your money over a maximum of 6 monthly transfers. We base the actual number of transfers on the total amount allocated to the account. For example, if you allocate $500 to the 6-month DCA fixed account, we transfer your money over a period of five months, so that each payment complies with the $100 per transfer minimum.

We determine the amount of the transfers from the 1-year DCA fixed account based on:

     - the total amount of money allocated to the account; and

     - the frequency of transfers selected.

For example, if you allocate $1,000 to the 1-year DCA fixed account and you select monthly transfers, we completely transfer all of your money to the selected investment options over a period of ten months.

You may terminate your DCA program at any time. If money remains in the DCA fixed accounts, we transfer the remaining money to the 1-year fixed account option, unless we receive different instructions from you. Transfers resulting from a termination of this program do not count towards your 15 free transfers.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, we cannot ensure that you will make a profit nor guarantee against a loss. When you elect the DCA program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:

-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

ASSET ALLOCATION REBALANCING PROGRAM

Earnings in your contract may cause the percentage of your investment in each investment option to differ from your original allocations. The Automatic Asset Rebalancing Program addresses this situation. At your election, we periodically rebalance your investments in the Variable Portfolios to return your allocations to their original percentages. Asset rebalancing typically involves shifting a portion of your money out of an investment option with a higher return into an investment option with a lower return.

At your request, rebalancing occurs on a quarterly, semiannual or annual basis. Transfers made as a result of rebalancing do not count against your 15 free transfers for the contract year.
We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to invest in one or more Variable Portfolios without putting your principal at direct risk. The program accomplishes this by allocating your investment strategically between the fixed account options and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of principal. We calculate how much of your Purchase Payment to allocate to the particular fixed account option to ensure that it grows to an amount equal to your total principal invested under this program. We invest the rest of your principal in the Variable Portfolio(s) of your choice.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed account option. You want the amount allocated to the fixed account option to grow to $100,000 in 7 years. If the 7-year fixed account option is offering a 5% interest rate, we will allocate $71,069 to the 7-year fixed account option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Variable Portfolio solicits proxies in conjunction with a vote of shareholders, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION

We may amend your contract due to changes to the Variable Portfolios offered under your contract. For example, we may offer new Variable Portfolios, delete Variable Portfolios, or stop accepting allocations and/or investments in a particular Variable Portfolio. We may move assets and re-direct future premium allocations from one Variable Portfolio to another if we receive investor approval through a proxy vote or SEC approval for a fund substitution. This would occur if a Variable Portfolio is no longer an appropriate investment for the contract, for reasons such as continuing substandard performance, or for changes to the portfolio manager, investment objectives, risks and strategies, or federal or state laws. The new Variable Portfolio offered may have different fees and expenses. You will be notified of any upcoming proxies or substitutions that affect your Variable Portfolio choices.
----------------------------------------------------------------
----------------------------------------------------------------
                              ACCESS TO YOUR MONEY
----------------------------------------------------------------
----------------------------------------------------------------

You can access money in your contract in two ways:

     - by making a partial or total withdrawal; and/or

     - by receiving income payments during the Income Phase. SEE INCOME OPTIONS ON PAGE 16.

We deduct a MVA if a partial withdrawal comes from the 3, 5, 7 or 10-year fixed account prior to the end of the guarantee period. Additionally, a withdrawal charge may apply in limited circumstances. If you withdraw your entire contract value, we also deduct premium taxes if applicable. SEE EXPENSES ON PAGE 16.

Under certain Qualified plans, access to the money in your contract may be restricted. Additionally, withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES ON PAGE 18.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in your contract is at least $500 after the withdrawal. You must send a written withdrawal request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the fixed account option(s) in which your contract is invested.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a fixed account option. Such deferrals are limited to no longer than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the systematic withdrawal program. Under the program you may choose to take monthly, quarterly, semiannual or annual payments from your contract. Electronic transfer of these funds to your bank account is available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% IRS penalty tax may apply if you are under age 59 1/2. There is no additional charge for participating in this program, although a withdrawal charge and a MVA may apply. SEE EXPENSES ON PAGE 16.

We reserve the right to modify, suspend or terminate this program at any time.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice. At the end of the notice period, we will distribute the contract value to you.

----------------------------------------------------------------
----------------------------------------------------------------
                                 DEATH BENEFIT
----------------------------------------------------------------
----------------------------------------------------------------

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. At the time you purchase your contract, you must select one of the two death benefit options described below. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial advisor to determine which option is best for you.

We do not pay the death benefit if you die after you switch to the Income Phase. However, if you die during the Income Phase, your Beneficiary receives any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS ON PAGE 17.

You name your Beneficiary. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to us.

We may require additional proof before we pay the death benefit.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Income option payments must begin within one year of your death.

If the Beneficiary is the spouse of the deceased original owner, he or she can elect to continue the contract. SEE SPOUSAL CONTINUATION ON PAGE 15.

If a Beneficiary does not elect a specific form of pay out within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The term Net Purchase Payment is used frequently in explaining these death benefit options. Net Purchase Payments is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an Adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total purchase payments into your contract. To calculate the Adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced by taking the amount of the withdrawal in relation to the contract value immediately before taking the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The information below describes the death benefits on contracts issued on or after October 24, 2001:
OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals in the same proportion that the Gross Withdrawal reduced contract value on the date of the Gross Withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each Gross Withdrawal recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

ESTATEPLUS

EstatePlus is an optional benefit that, if selected, may increase your death benefit amount.

The EstatePlus benefit may increase the death benefit amount. If you have earnings in your contract at the time of death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or Maximum Anniversary options. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Percentage.

The table below provides the details if you were age 69 or younger at the time we issue your contract:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Net Purchase
                                        Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Net Purchase
                                        Payments*
-------------------------------------------------------------

If you are between your 70th and 81st birthday at the time we issue your contract the table below shows the available EstatePlus benefit:

---------------------------------------------------------------
CONTRACT YEAR           ESTATEPLUS           MAXIMUM
OF DEATH                PERCENTAGE           ESTATEPLUS
                                             PERCENTAGE
---------------------------------------------------------------
 All Contract Years     25% of earnings      40% of Net
                                             Purchase Payments*
---------------------------------------------------------------

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods beginning with the date your contract is issued and ending on the date of death.

What is the EstatePlus Percentage Amount?

We determine the amount of the EstatePlus benefit, based on a percentage of the earnings in your contract at the time of your death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If the earnings amount is negative, no EstatePlus amount will be added.

What is the Maximum EstatePlus Amount?

The EstatePlus benefit is subject to a maximum dollar amount. The maximum EstatePlus amount is equal to a percentage of your Net Purchase Payments.

You must elect EstatePlus at the time of contract application. Once elected, you may not terminate or change this election.

We assess a .25% fee for EstatePlus. On a daily basis we deduct this annual charge from the average daily ending value of the assets you have allocated to the Variable Portfolios.

EstatePlus is not available if you are age 81 or older at the time we issue your contract. Furthermore, a Continuing Spouse cannot benefit from EstatePlus if he/she is age 81 or older on the Continuation Date. SEE SPOUSAL CONTINUATION BELOW. The EstatePlus benefit is not available after the latest Annuity Date. You may pay for the EstatePlus benefit and your beneficiary may never receive the benefit if you live past the latest Annuity Date. SEE INCOME OPTIONS ON PAGE 17.

EstatePlus may not be available in your state or through the broker-dealer with which your financial advisor is affiliated. See your financial advisor for information regarding availability.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ESTATEPLUS BENEFIT (IN ITS ENTIRETY OR ANY COMPONENT AT ANY TIME) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

If you are the original owner of the contract and the Beneficiary is your spouse, your spouse may elect to continue the contract after your death. The spouse becomes the new owner ("Continuing Spouse"). Generally, the contract and its elected features if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios or MVA fixed accounts, they will be subject to investment risk as was the original owner.

Upon the spouse's continuation of the contract, we will contribute to the contract value an amount by which the death benefit that would have been paid to the beneficiary upon the death of the original owner exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations, except as explained in Appendix C.

Generally, the Continuing Spouse cannot change any contract provisions as the new owner. However, on the Continuation Date, the Continuing Spouse may terminate the original owner's election of EstatePlus. We will terminate EstatePlus if the Continuing Spouse is age 81 or older on the Continuation Date. If EstatePlus is terminated or if the Continuing Spouse dies after the latest Annuity Date, no EstatePlus benefit will be payable. The age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the Contract. SEE APPENDIX C FOR FURTHER EXPLANATION OF THE DEATH BENEFIT CALCULATIONS FOLLOWING A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

----------------------------------------------------------------
----------------------------------------------------------------
                                    EXPENSES
----------------------------------------------------------------
----------------------------------------------------------------

There are charges and expenses associated with your contract. These charges and expenses reduce your investment return. We will not increase the sales, insurance or withdrawal charges under your contract. However, the investment charges under your contract may increase or decrease. Some states may require that we charge less than the amounts described below.

INSURANCE CHARGES

The amount of this charge is 0.85% annually, of the value of your contract invested in the Variable Portfolios. We deduct the charge daily. There is no insurance charge deducted from amounts allocated to the fixed account options.

The insurance charge compensates us for the mortality and expense risks and the costs of contract distribution assumed by Anchor National.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The Insurance Charge is expected to result in a profit. Profit may be used for any legitimate cost/expense including distribution, depending upon market conditions.

OTHER REVENUE

We may receive compensation of up to 0.25% from the investment advisers of certain of the underlying investments of the Trusts for services related to the availability of those underlying investments in the Contract.

INVESTMENT CHARGES

     INVESTMENT MANAGEMENT FEES

Charges are deducted from your Variable Portfolios for the advisory and other expenses of the Variable Portfolios. The FEE TABLES on page 5 illustrate these charges and expenses. For more detailed information on these investment charges, refer to the prospectuses for the Trusts which are attached.

     12b-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SST"), under the distribution plan which is applicable to Class A and B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SST's Distributor, to pay for various distribution activities on behalf of the SST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

For more detailed information on these Investment Charges, refer to the prospectuses for the Anchor Series Trust and SunAmerica Series Trust.

TRANSFER FEE

We currently permit 18 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year ($10 in Pennsylvania and Texas). SEE INVESTMENT OPTIONS ON PAGE 9.

OPTIONAL ESTATEPLUS FEE

Please see page 14 of this Prospectus for additional information regarding the EstatePlus Fee.

PREMIUM TAX

Certain states charge the Company a tax on the premiums you pay into the contract. We deduct from your contract these premium tax charges. Currently we deduct the charge for premium taxes when you take a full withdrawal or begin the Income Phase of the contract. In the future, we may assess this deduction at the time you put Purchase Payment(s) into the contract or upon payment of a death benefit.

APPENDIX D provides more information about premium taxes.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES, AND ADDITIONAL AMOUNTS
CREDITED

Sometimes sales of the contracts to groups of similarly situated individuals may lower our administrative and/or sales expenses. We reserve the right to reduce or waive certain charges and expenses when this type of sale occurs. In addition, we may also credit additional interest to policies sold to such groups. We determine which groups are eligible for such treatment. Some of the criteria we evaluate to make a determination are: size of the group; amount of expected Purchase Payments; relationship existing between us and prospective purchaser; nature of the purchase; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that administrative and/or sales expenses may be reduced.

In addition, financial planners, institutions, broker-dealer representatives or registered investment advisors utilizing the contract in fee-based investment products pursuant to an agreement with the Distributor, may purchase a version of Polaris(II) Asset Manager without incurring a front-end and/or contingent deferred sales load.

Anchor National may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives and immediate family members of all of those described.

We reserve the right to change or modify any such determination or the treatment applied to a particular group, at any time.
----------------------------------------------------------------
----------------------------------------------------------------
                                 INCOME OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You select the month and year in which you want income payments to begin. The first day of that month is the Annuity Date. You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Once you begin receiving income payments, you cannot change your income option. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot access your money through a withdrawal or surrender.

Income payments must begin on or before your 95th birthday or on your tenth contract anniversary, whichever occurs later (latest Annuity Date). If you do not choose an Annuity Date, your income payments will automatically begin on this date. Certain states may require your income payments to start earlier.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences.

In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES ON PAGE 18.

INCOME OPTIONS

Currently, this contract offers five standard income options. Other payout options may be available. Contact the Annuity Service Center for more information. If you elect to receive income payments but do not select an option, your income payments will be made in accordance with Option 4 for a period of 10 years. For income payments based on joint lives, we pay according to Option 3, for a period of 10 years.

We base our calculation of income payments on the life of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years or 20 years. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above. In addition, this option provides a guarantee that income payments will be made for at least 10 or 20 years. You select the number of years. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments go to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period, ranging from 5 to 30 years. If the Annuitant dies before all of the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed payments being made) may redeem the contract value after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. Any applicable withdrawal charges will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information ("SAI") for a more detailed discussion of the income options.

For more information regarding Income Options using the Income Protector feature, please see below.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in fixed accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, Anchor National guarantees the amount of each payment. If the income payments are variable the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of the payments, state law allowing.

If you are invested in the Variable Portfolios after the Annuity Date your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the value of your contract in the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the fixed account options and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your income payments.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period.

----------------------------------------------------------------
----------------------------------------------------------------
                                     TAXES
----------------------------------------------------------------
----------------------------------------------------------------

NOTE: WE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. THIS INFORMATION ADDRESSES GENERAL FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE, THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS --
NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal installments made for your life or for the joint lives of you and you Beneficiary; (5) under an immediate annuity; or
(6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS --
QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. The IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances:
(1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die;
(3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments, made for your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); and, except in the case of an IRA; (8) when you separate from service after attaining age 55; (9) when paid for health insurance if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments to a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRS requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you retire. If you own an IRA, you must begin taking distributions when you attain age 70 1/2, regardless of when you retire. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select either monthly, quarterly, semiannual or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In such case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This Contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A NON-QUALIFIED CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. Also, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning or pledging a non-qualified contract.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the underlying Variable Portfolios' management monitors the Variable Portfolios so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not Anchor National, would be considered the owner of the shares of the Variable Portfolios under your Nonqualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Nonqualified Contract , could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

----------------------------------------------------------------
----------------------------------------------------------------
                                  PERFORMANCE
----------------------------------------------------------------
----------------------------------------------------------------

We advertise the Cash Management Portfolio's yield and effective yield. In addition, the other Variable Portfolios advertise total return, gross yield and yield-to-maturity. These figures represent past performance of the Variable Portfolios. These performance numbers do not indicate future results.

When we advertise performance for periods prior to the date the particular variable portfolio was incepted through the separate account, we derive the figures from the performance of the corresponding portfolios for the Trusts, if available. We modify these numbers to reflect charges and expenses as if the contract was in existence during the period stated in the advertisement. Figures calculated in this manner do not represent actual historic performance of the particular Variable Portfolio.

Consult the Statement of Additional Information for more detailed information regarding the calculation of performance data. The performance of each Variable Portfolio may also be measured against unmanaged market indices. The indices we use include but are not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE") and the Morgan Stanley Capital International World Index. We may compare the Variable Portfolios' performance to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

Anchor National may also advertise the rating and other information assigned to it by independent industry ratings organizations. Some of those organizations are A.M. Best Company ("A.M. Best"), Moody's Investor's Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Fitch Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life and health insurance industry. S&P's and Fitch IBCA Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurer's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Variable Portfolios.

----------------------------------------------------------------
----------------------------------------------------------------
                               OTHER INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

ANCHOR NATIONAL

Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the state of Arizona.

Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, SunAmerica Asset Management Corp., and the SunAmerica Financial Network, Inc. (comprising six wholly-owned broker-dealers), specialize in retirement savings and investment products and services. Business focuses include fixed and variable annuities, mutual funds and broker-dealer services.

THE SEPARATE ACCOUNT

Anchor National originally established a separate account, Variable Annuity Account Seven ("separate account"), under Arizona law on August 28, 1998. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business conducted by Anchor National. Income gains and losses (realized and unrealized) resulting from assets in the separate account are credited to or charged against the separate account without regard to other income gains or losses of Anchor National. Assets in the separate account are not guaranteed by Anchor National.

THE GENERAL ACCOUNT

Money allocated to the fixed account options goes into Anchor National's general account. The general account consists of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

DISTRIBUTION OF THE CONTRACT

This variable annuity may only be purchased through a registered investment adviser (RIA) who is providing advisory services to you. You may be charged a fee by the RIA for the services he or she provides to you. That fee is independent of the fees and charges that will be incurred as a result of your purchase of this variable annuity. We do not pay commissions for the sales of the Polaris II Asset Manager Variable Annuity.

From time to time, we may pay or allow additional promotional incentives in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell, or are expected to sell, the contract or other contracts offered by us. Promotional incentives may change at any time.

SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 distributes the contracts. SunAmerica Capital Services, an affiliate of Anchor National, is registered as a broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at 1-800-445-SUN2, if you have any comment, question or service request.

During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as deduction of the annual maintenance fee and dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately.

During the Accumulation and Income Phases, you will receive a statement of your transactions over the past quarter and a summary of your account values.

It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Anchor National and its subsidiaries engage in various kinds of routine litigation. In management's opinion these matters are not of material importance to the Company's total assets, with the potential exception of McMurdie, et al. v. SunAmerica Inc., et al, Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. This lawsuit is a representative action wherein the plaintiffs allege violations of California's Business and Professions Code Sections 17200 et seq. The Company is vigorously defending the lawsuit. The probability of any particular outcome is not reasonably estimable at this time.

OWNERSHIP

The Polaris(II) Asset Manager Variable Annuity is a Flexible Payment Group Deferred Annuity contract. We issue a group contract to a contract holder for the benefit of the participants in the group. As a participant in the group, you will receive a certificate which evidences your ownership. As used in this prospectus, the term contract refers to your certificate. In some states, a Flexible Payment Individual Modified Guaranteed and Variable Deferred Annuity contract is available instead. Such a contract is identical to the contract described in this prospectus, with the exception that we issue it directly to the owner.

CUSTODIAN

State Street Bank and Trust Company, 255 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services provided, based on a schedule of fees.

INDEPENDENT ACCOUNTANTS

The audited consolidated financial statements of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) at December 31, 2001 and 2000, for the years ended December 31, 2001, 2000 and 1999, and the audited financial statements of Variable Annuity Account Seven at April 30, 2002 and for the years ended April 30, 2002 and 2001 are incorporated by reference in this prospectus in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT

A registration statement has been filed with the SEC under the Securities Act of 1933 relating to the contract. This prospectus does not contain all the information in the registration statement as permitted by SEC regulations. The omitted information can be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

----------------------------------------------------------------
----------------------------------------------------------------

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
----------------------------------------------------------------

Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................      9
Annuity Unit Values...........................      9
Taxes.........................................     12
Distribution of Contracts.....................     16
Financial Statements..........................     16

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
            POLARIS II ASSET MANAGER PORTFOLIOS                     4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      14.03    (a)     11.590
                                                                                     (b)      12.97    (b)     11.585
  Ending AUV................................................          14.03          (a)      11.59    (a)      9.861
                                                                                     (b)      11.59    (b)      9.822
  Ending Number of AUs......................................        226,697          (a)  1,301,826    (a)  2,010,220
                                                                                     (b)     11,589    (b)    112,490
---------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 12/16/99)
  Beginning AUV.............................................          10.00          (a)      10.13    (a)     11.181
                                                                                     (b)      11.09    (b)     11.175
  Ending AUV................................................          10.13          (a)      11.18    (a)     11.876
                                                                                     (b)      11.18    (b)     11.840
  Ending Number of AUs......................................         10,743          (a)    142,268    (a)    429,130
                                                                                     (b)      2,041    (b)     22,384
---------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      11.95    (a)     10.256
                                                                                     (b)      11.29    (b)     10.251
  Ending AUV................................................          11.95          (a)      10.26    (a)      9.065
                                                                                     (b)      10.25    (b)      9.037
  Ending Number of AUs......................................         93,965          (a)    563,506    (a)  1,102,754
                                                                                     (b)      6,206    (b)     55,407
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      14.14    (a)     10.166
                                                                                     (b)      11.78    (b)     10.162
  Ending AUV................................................          14.14          (a)      10.17    (a)      7.753
                                                                                     (b)      10.16    (b)      7.740
  Ending Number of AUs......................................         49,324          (a)    207,783    (a)    207,493
                                                                                     (b)        365    (b)      1,492
---------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      11.75    (a)      8.502
                                                                                     (b)       9.76    (b)      8.498
  Ending AUV................................................          11.75          (a)       8.50    (a)      6.812
                                                                                     (b)       8.50    (b)      6.791
  Ending Number of AUs......................................        423,804          (a)  2,004,620    (a)  2,695,963
                                                                                     (b)     10,150    (b)    111,553
---------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 11/12/99)
  Beginning AUV.............................................          10.00          (a)      10.34    (a)      9.975
                                                                                     (b)      10.35    (b)      9.975
  Ending AUV................................................          10.34          (a)       9.97    (a)      9.613
                                                                                     (b)       9.97    (b)      9.590
  Ending Number of AUs......................................         14,781          (a)    112,976    (a)    245,567
                                                                                     (b)         --    (b)     23,126
---------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 9/5/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      7.109
                                                                                     (b)       8.03    (b)      7.105
  Ending AUV................................................            N/A          (a)       7.11    (a)      5.642
                                                                                     (b)       7.10    (b)      5.625
  Ending Number of AUs......................................            N/A          (a)     30,980    (a)    109,746
                                                                                     (b)        335    (b)     10,661
---------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 11/29/99)
  Beginning AUV.............................................          10.00          (a)      10.20    (a)     10.707
                                                                                     (b)      10.60    (b)     10.710
  Ending AUV................................................          10.20          (a)      10.71    (a)     10.891
                                                                                     (b)      10.71    (b)     10.886
  Ending Number of AUs......................................          3,737          (a)     58,423    (a)    171,876
                                                                                     (b)        495    (b)      5,858
---------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
            POLARIS II ASSET MANAGER PORTFOLIOS                     4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12/27/99)
  Beginning AUV.............................................          10.00          (a)      10.01    (a)     10.740
                                                                                     (b)      10.64    (b)     10.734
  Ending AUV................................................          10.01          (a)      10.74    (a)     11.343
                                                                                     (b)      10.73    (b)     11.305
  Ending Number of AUs......................................          3,500          (a)     87,233    (a)    208,179
                                                                                     (b)         90    (b)     40,808
---------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      11.61    (a)     10.816
                                                                                     (b)      11.59    (b)     10.807
  Ending AUV................................................          11.61          (a)      10.82    (a)      9.889
                                                                                     (b)      10.81    (b)      9.857
  Ending Number of AUs......................................        353,493          (a)  1,957,911    (a)  3,277,861
                                                                                     (b)     16,912    (b)    167,991
---------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 1/3/00)
  Beginning AUV.............................................          10.00          (a)       9.51    (a)     10.714
                                                                                     (b)      10.18    (b)     10.714
  Ending AUV................................................           9.51          (a)      10.71    (a)     11.602
                                                                                     (b)      10.71    (b)     11.592
  Ending Number of AUs......................................          3,381          (a)     30,007    (a)     69,011
                                                                                     (b)         --    (b)      1,004
---------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 11/10/99)
  Beginning AUV.............................................          10.00          (a)      11.53    (a)      8.062
                                                                                     (b)       9.07    (b)      8.072
  Ending AUV................................................          11.53          (a)       8.06    (a)      8.844
                                                                                     (b)       8.07    (b)      8.832
  Ending Number of AUs......................................         16,356          (a)    152,174    (a)    132,773
                                                                                     (b)      2,733    (b)      6,718
---------------------------------------------------------------------------------------------------------------------
Federated Value (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      10.03    (a)     10.676
                                                                                     (b)      10.78    (b)     10.674
  Ending AUV................................................          10.03          (a)      10.68    (a)      9.858
                                                                                     (b)      10.67    (b)      9.829
  Ending Number of AUs......................................         49,962          (a)    227,673    (a)    469,139
                                                                                     (b)        206    (a)     21,853
---------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 11/29/99)
  Beginning AUV.............................................          10.00          (a)      10.20    (a)     11.015
                                                                                     (b)      10.92    (b)     11.012
  Ending AUV................................................          10.20          (a)      11.01    (a)     11.307
                                                                                     (b)      11.01    (b)     11.275
  Ending Number of AUs......................................          1,149          (a)     17,170    (a)     45,752
                                                                                     (b)         44    (b)      4,201
---------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 11/8/99)
  Beginning AUV.............................................          10.00          (a)      11.70    (a)      8.651
                                                                                     (b)       9.90    (b)      8.647
  Ending AUV................................................          11.70          (a)       8.65    (a)      7.071
                                                                                     (b)       8.65    (b)      7.051
  Ending Number of AUs......................................         81,597          (a)    506,012    (a)    628,393
                                                                                     (b)      2,756    (b)      9,687
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 8/1/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      8.715
                                                                                     (b)       9.76    (b)      8.716
  Ending AUV................................................            N/A          (a)       8.72    (a)      6.088
                                                                                     (b)       8.72    (b)      6.072
  Ending Number of AUs......................................            N/A          (a)     31,175    (a)     80,348
                                                                                     (b)        326    (b)      7,463
---------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      11.39    (a)      9.513
                                                                                     (b)      10.42    (b)      9.507
  Ending AUV................................................          11.39          (a)       9.51    (a)      8.093
                                                                                     (b)       9.51    (b)      8.069
  Ending Number of AUs......................................        335,543          (a)  1,673,087    (a)  2,296,734
                                                                                     (b)      8,279    (b)    107,132
---------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
            POLARIS II ASSET MANAGER PORTFOLIOS                     4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 8/22/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      6.857
                                                                                     (b)       8.60    (b)      6.857
  Ending AUV................................................            N/A          (a)       6.86    (a)      5.010
                                                                                     (b)       6.86    (b)      5.241
  Ending Number of AUs......................................            N/A          (a)     54,857    (a)     75,693
                                                                                     (b)         --    (b)          5
---------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 11/29/99)
  Beginning AUV.............................................          10.00          (a)      10.06    (a)      9.299
                                                                                     (b)       9.71    (b)      9.299
  Ending AUV................................................          10.06          (a)       9.30    (a)      8.744
                                                                                     (b)       9.30    (b)      8.728
  Ending Number of AUs......................................         13,058          (a)     91,018    (a)    182,420
                                                                                     (b)         --    (b)      5,112
---------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date -
  11/23/99)
  Beginning AUV.............................................          10.00          (a)       9.87    (a)      7.958
                                                                                     (b)       8.63    (b)      7.953
  Ending AUV................................................           9.87          (a)       7.96    (a)      6.634
                                                                                     (b)       7.95    (b)      6.614
  Ending Number of AUs......................................         30,627          (a)    139,489    (a)    216,629
                                                                                     (b)        656    (b)      1,943
---------------------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      10.82    (a)      9.717
                                                                                     (b)      10.46    (b)      9.715
  Ending AUV................................................          10.82          (a)       9.72    (a)      8.498
                                                                                     (b)       9.72    (b)      8.476
  Ending Number of AUs......................................        132,522          (a)    663,722    (a)    907,962
                                                                                     (b)      1,472    (b)     20,303
---------------------------------------------------------------------------------------------------------------------
MFS Growth & Income (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      10.49    (a)      9.736
                                                                                     (b)      10.34    (b)      9.735
  Ending AUV................................................          10.49          (a)       9.74    (a)      8.225
                                                                                     (b)       9.74    (b)      8.203
  Ending Number of AUs......................................        114,191          (a)    581,736    (a)    972,320
                                                                                     (b)      5,570    (b)     66,103
---------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      13.69    (a)     13.193
                                                                                     (b)      14.87    (b)     13.188
  Ending AUV................................................          13.69          (a)      13.19    (a)      8.269
                                                                                     (b)      13.19    (b)      8.244
  Ending Number of AUs......................................         30,505          (a)    344,347    (a)    442,836
                                                                                     (b)        306    (b)     25,484
---------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      10.22    (a)     11.789
                                                                                     (b)      11.64    (b)     11.782
  Ending AUV................................................          10.22          (a)      11.79    (a)     11.859
                                                                                     (b)      11.78    (b)     11.821
  Ending Number of AUs......................................         50,264          (a)    355,139    (a)  1,374,837
                                                                                     (b)      4,588    (b)     94,278
---------------------------------------------------------------------------------------------------------------------
Putnam Growth (Inception Date - 11/1/99)
  Beginning AUV.............................................          10.00          (a)      11.33    (a)      8.383
                                                                                     (b)       9.55    (b)      8.380
  Ending AUV................................................          11.33          (a)       8.38    (a)      6.571
                                                                                     (b)       8.38    (b)      6.553
  Ending Number of AUs......................................        177,965          (a)    820,691    (a)    953,847
                                                                                     (b)      3,244    (b)     25,257
---------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 2/7/00)
  Beginning AUV.............................................          10.00          (a)      10.77    (a)     12.621
                                                                                     (b)      12.42    (b)     12.623
  Ending AUV................................................          10.77          (a)      12.62    (a)     14.317
                                                                                     (b)      12.62    (b)     14.279
  Ending Number of AUs......................................          2,461          (a)     15,795    (a)     69,705
                                                                                     (b)         39    (b)        928
---------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                   ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                                                 INCEPTION TO         4/30/00 TO        4/30/01 TO
            POLARIS II ASSET MANAGER PORTFOLIOS                     4/30/00             4/30/01           4/30/02
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 10/28/99)
  Beginning AUV.............................................          10.00          (a)      11.01    (a)      9.336
                                                                                     (b)      10.08    (b)      9.333
  Ending AUV................................................          11.01          (a)       9.34    (a)      8.175
                                                                                     (b)       9.33    (b)      8.152
  Ending Number of AUs......................................         93,619          (a)    431,856    (a)    632,064
                                                                                     (b)        265    (b)     19,591
---------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 8/21/00)
  Beginning AUV.............................................            N/A          (a)      10.00    (a)      4.375
                                                                                     (b)       6.68    (b)      4.375
  Ending AUV................................................            N/A          (a)       4.38    (a)      2.507
                                                                                     (b)       4.38    (b)      2.499
  Ending Number of AUs......................................            N/A          (a)     23,583    (a)     46,009
                                                                                     (b)         --    (b)      3,185
---------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 12/16/99)
  Beginning AUV.............................................          10.00          (a)       9.91    (a)      9.278
                                                                                     (b)       9.12    (b)      9.277
  Ending AUV................................................           9.91          (a)       9.28    (a)      7.325
                                                                                     (b)       9.28    (b)      7.311
  Ending Number of AUs......................................          9,175          (a)     69,692    (a)     77,161
                                                                                     (b)        104    (b)      3,437
---------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 11/10/99)
  Beginning AUV.............................................          10.00          (a)      10.42    (a)      9.735
                                                                                     (b)      10.54    (b)      9.735
  Ending AUV................................................          10.42          (a)       9.74    (a)      9.735
                                                                                     (b)       9.74    (b)      9.711
  Ending Number of AUs......................................          3,802          (a)     31,309    (a)     42,247
                                                                                     (b)         --    (b)      3,483
---------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX B - MARKET VALUE ADJUSTMENT ("MVA")
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The MVA reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed account option, the greater the impact of changing interest rates. The impact of the MVA can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or switched to the Income Phase by the following factor:

                           [(1+I)/(1+J+L)](N/12) - 1

                  The MVA formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed account option;

        J is the interest rate then currently available for the period of time equal to the number of years (rounded up to an integer) remaining in the term you initially agreed to leave your money in the fixed account option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed account option.

        L=0.005, except in PA where L=0 and FL where L=0.0025.

EXAMPLES OF THE MVA

The examples below assume the following:

     (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed account option at a rate of 5%;

     (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed account option (N=18); and

     (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed account option is 3.5% and the 3-year fixed account option is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 4%.

The MVA factor is = [(1+I)/(1+J+L)](N/12) - 1 where L=0.005
                  = [(1.05)/(1.04+0.005)](18/12) - 1
                  = (1.004785)(1.5) - 1
                  = 1.007186 - 1
                  = + 0.007186

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                         $4,000 x (+0.007186) = +$28.74

$28.74 represents the MVA that would be added to your withdrawal.

NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed account option is 5.5% and the 3-year fixed account option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The MVA factor is = [(1+I)/(1+J+L)](N/12) - 1 where L=0.005
                  = [(1.05)/(1.06+0.005)](18/12) - 1
                  = (0.985915)(1.5) - 1
                  = 0.978948 - 1
                  = - 0.021052

The requested withdrawal amount is multiplied by the MVA factor to determine the
MVA:
                        $4,000 X (- 0.021052) = -$84.21

$84.21 represents the MVA that will be deducted from the money remaining in the 10-year fixed account option.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "Gross Withdrawals" as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          c. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each

             Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Net Purchase Payments received since the original issue date; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

          Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The term "Continuation Net Purchase Payment" is used frequently to describe the EstatePlus benefit payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The following table identifies the factors we use in determining the percentage of earnings that will be added to the death benefit at the Continuing Spouse's date of death, if the Continuing Spouse is age 69 or younger on the Continuation
Date:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Continuation
                                        Net Purchase Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthday on the Continuation Date, the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Continuation
 Years                                  Net Purchase
                                        Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5(th) year following the Continuation Date must remain in the contract for at least six months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

          (1) equals the contract value on the Continuing Spouse's date of death;

          (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           APPENDIX D - PREMIUM TAXES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.

                                                              QUALIFIED    NON-QUALIFIED
                           STATE                              CONTRACT       CONTRACT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
California                                                        .50%          2.35%
----------------------------------------------------------------------------------------
Maine                                                               0%             2%
----------------------------------------------------------------------------------------
Nevada                                                              0%          3.50%
----------------------------------------------------------------------------------------
South Dakota                                                        0%          1.25%*
----------------------------------------------------------------------------------------
West Virginia                                                       1%             1%
----------------------------------------------------------------------------------------
Wyoming                                                             0%             1%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

        * On the first of $500,000 of premiums; 0.80% on the amount in excess of $500,000.

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris(II) Asset Manager Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ----------------------- Signed: ----------------------------------

   Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------